                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                     Registration No. 333-130536


                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

     The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

     Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials. MBS New Issue Free Writing Prospectus Mortgage Pass-Through Certificates, Series 2007-7, Group 1 and Group 2 Banc of America Funding Corporation Depositor

[Wells Fargo Bank, N.A.]
Securities Administrator and Master Servicer

[U.S. Bank National Association]
Trustee and Custodian

[TBD]
Servicers

Bank of America, National Association
Sponsor

August 8, 2007

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                     IRS CIRCULAR 230 NOTICE

          TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE INTERNAL REVENUE SERVICE, WE INFORM YOU THAT (A) ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED HEREIN (INCLUDING ANY ATTACHMENTS OR ENCLOSURES) WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL TAX PENALTIES, (B) ANY SUCH ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN AND (C) ANY TAXPAYER TO WHOM THE TRANSACTIONS OR MATTERS ARE BEING PROMOTED, MARKETED OR RECOMMENDED SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The information contained in this free writing prospectus should be read in conjunction with the information contained in the Depositor's most recent base prospectus and the information provided by the Underwriter. The Depositor's most recent base prospectus referred to in this free writing prospectus is the base prospectus dated April 30, 2007 attached to the prospectus supplement dated July 31, 2007 relating to the Banc of America Funding 2007-6 Trust filed with the SEC under Rule 424(b)(5) of the Securities Act (SEC File No. 333-130536-24). You should carefully read this free writing prospectus and the base prospectus, as well as the information provided by the Underwriter, before you make any investment decision. Capitalized terms that are used but not defined in this free writing prospectus have the meaning given to those terms in the base prospectus.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.



--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Transaction...............................  Banc of America Funding 2007-7 Trust
                                            Mortgage Pass-Through Certificates,
                                            Series 2007-7

Issuing Entity............................  Banc of America Funding 2007-7 Trust

Depositor.................................  Banc of America Funding Corporation

Underwriter...............................  Banc of America Securities LLC

Sponsor...................................  Bank of America, National Association

Master Servicer...........................  [Wells Fargo Bank, N.A.]

Originators...............................  [TBD]

Servicers.................................  [TBD]

Securities Administrator..................  [Wells Fargo Bank, N.A.]

Trustee...................................  [U.S. Bank National Association]

Rating Agencies...........................  At least two of  Standard  & Poor's,  Moody's  and/or  Fitch
                                            Ratings will rate the offered Senior Certificates.  At least one of the  above  Rating  Agencies  will  rate the  offered
                                            Subordinate Certificates.

Senior Certificates.......................  The Senior  Certificates will consist of two or more classes
                                            of   certificates,   one  of  which  will  be  the  residual
                                            certificate.  Each  group may also  contain a class of Ratio
                                            Strip  Certificates or a component of a class of Ratio Strip
                                            Certificates.  One or more  classes of  certificates  may be comprised of two or more  components.  The  components  of a class are not severable.  The Senior Certificates (or in the
                                            case  of  a  class  of  Senior  Certificates   comprised  of
                                            components,  the components) may be divided into two or more groups in which case each  group  will have a  corresponding group of  Subordinate  Certificates  which may or may not be shared with one or more other groups of Senior Certificates.

Senior Non-PO Certificates................  The  Senior   Certificates   (other  than  any  Ratio  Strip
                                            Certificates,   Exchangeable   Certificates   or  components
                                            thereof). The Exchangeable  Certificates are not part of any
                                            group,  but  will  receive  their   proportionate  share  of
                                            distributions   allocated  to  the  related   Senior  Non-PO
                                            Certificates.

Subordinate Certificates..................  If the Senior Certificates are divided into multiple groups, the  Subordinate  Certificates  may or may  not  consist  of multiple  groups.  If there is only one group of Subordinate

Banc of America Securities                                                     3
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                            Certificates,  the Subordinate Certificates will support all of the Senior Certificates.  If there are multiple groups of
                                            Subordinate  Certificates,  each group will  support  one or
                                            more   groups  of  Senior   Certificates.   Each   class  of
                                            Subordinate  Certificates  is  also  subordinated  to  those classes of  Subordinate  Certificates  within its group,  if any, higher in order of payment priority.

Offered Certificates......................  Senior Certificates and Subordinate  Certificates rated BBB-
                                            or Baa3 or better

Expected Closing Date.....................  August 30, 2007

Expected Investor Closing Date............  August 31, 2007

Distribution Date.........................  25th of each  month,  or the next  succeeding  business  day
                                            (First Distribution Date: September 25, 2007)

Cut-off Date..............................  August 1, 2007

Determination Date........................  As set forth in the applicable Servicing Agreement.

Record Date...............................  For any  Distribution  Date  and  (i)  with  respect  to any fixed-rate  certificates  or  definitive  certificates,  the close of  business  on the last  business  day of the  month preceding the month of that  Distribution Date and (ii) with respect to any floating-rate certificates,  the business day
                                            immediately   preceding  such   Distribution   Date,  unless
                                            otherwise specified in a subsequent free writing prospectus.

Day Count.................................  30/360  with  respect  to any  fixed-rate  certificates  and actual/360 with respect to any  floating-rate  certificates, unless  otherwise  specified  in a  subsequent  free writing prospectus.

Exchangeable Certificates and
Exchangeable REMIC
Certificates..............................  If  indicated  in the  prospectus  supplement,  a  class  or combination of classes of  Exchangeable  REMIC  Certificates
                                            may  be  exchangeable   for  certain  class  or  classes  of
                                            Exchangeable  Certificates in certain combinations specified in  the  prospectus  supplement.  If  exchanges  of all or a portion of a class of Exchangeable  REMIC  Certificates have occurred,  a  class  of  Exchangeable  Certificates  will be entitled to receive its proportionate share of distributions allocated to the related Exchangeable REMIC Certificates and will be allocated its proportionate share of realized losses allocated to such Exchangeable REMIC Certificates.

Clearing..................................  DTC, Clearstream and Euroclear.

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


Denominations:

                                        Original                                              Incremental
                                    Certificate Form         Minimum Denominations           Denominations

Senior Certificates (other than        Book Entry                   $1,000                        $1
any Principal Only Certificates,
Interest Only Certificates and
Special Retail Certificates)

Interest Only Certificates             Book Entry       $1,000,000 (notional amount) or        $1 or N/A
                                                                 size of class,
                                                            if less than $1,000,000

Special Retail Certificates            Book Entry                   $1,000                      $1,000

Principal Only Certificates and        Book Entry                   $25,000                       $1
Subordinate Certificates


SMMEA Eligibility.........................  The Senior Certificates and the most senior class or classes of  Subordinate  Certificates  are  expected  to  constitute
                                            "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility.........................  A fiduciary or other person acting on behalf of any employee
                                            benefit  plan  or   arrangement,   including  an  individual
                                            retirement  account,  subject  to  the  Employee  Retirement
                                            Income Security Act of 1974, as amended ("ERISA"),  the Code or any federal,  state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan") should
                                            carefully   review  with  its  legal  advisors  whether  the
                                            purchase  or holding of an  Offered  Certificate  could give
                                            rise  to  a   transaction   prohibited   or  not   otherwise
                                            permissible under ERISA, the Code or Similar Law.

                                            The U.S. Department of Labor has extended to Banc of America
                                            Securities LLC an administrative exemption (the "Exemption")
                                            from certain of the  prohibited  transaction  rules of ERISA and the related excise tax provisions of Section 4975 of the
                                            Code with respect to the initial  purchase,  the holding and the subsequent  resale by certain Plans of  certificates  in pass-through  trusts  that  consist of certain  receivables, loans and other  obligations  that meet the  conditions  and requirements of the Exemption.

                                            The Exemption may cover the  acquisition  and holding of the
                                            Senior Certificates  (other than any residual  certificates)

Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

                                            by  the  Plans  to  which  it  applies   provided  that  all
                                            conditions  of the  Exemption  other than  those  within the control of the  investors  are met. In  addition,  as of the date  hereof,  there  is no  single  mortgagor  that  is the obligor on 5% of the initial balance of the Mortgage Pool.

                                            Any Class of  Offered  Certificates  that  fails to meet the requirements  of the  Exemption  will  not be  eligible  for purchase  and  holding by a Plan unless  another  prohibited transaction exemption is available to provide relief and the conditions of that particular  exemption are satisfied.  For example,  if there are  Mortgage  Loans  with  loan-to-value ratios in excess of 100% in the  Mortgage  Pool or in a loan group within the Mortgage Pool, the Exemption will not cover
                                            the   acquisition   and  holding  of  the  related   Offered
                                            Certificates that are subordinated.

                                            Prospective  Plan investors  should consult with their legal advisors  concerning  the  impact  of  ERISA,  the  Code and
                                            Similar  Law,  the   applicability   of  PTE  83-1  and  the
                                            Exemption,  and the potential consequences in their specific circumstances,  prior to making an investment in the Offered
                                            Certificates. Moreover, each Plan fiduciary should determine
                                            whether  under  the  governing  plan   instruments  and  the
                                            applicable  fiduciary  standards of investment  prudence and diversification,  an investment in the Offered  Certificates is appropriate for the Plan, taking into account the overall investment  policy  of the Plan and the  composition  of the
                                            Plan's investment portfolio.

Tax Structure.............................  For federal  income tax purposes,  elections will be made to treat certain  segregated  portions of the Issuing Entity as one or  more  "real  estate  mortgage  investment  conduits"
                                            (each, a "REMIC").

                                            o    The  Senior   Certificates  (other  than  the  residual
                                                 certificate and any Exchangeable  Certificates) and the
                                                 Subordinate  Certificates will constitute,  at least in
                                                 part,  "regular  interests"  in a  REMIC  and  will  be
                                                 treated as  newly-originated  debt instruments for most
                                                 federal income tax purposes.

                                            o    Generally, for a class of Component Certificates,  each
                                                 component,   rather   than  the  class   itself,   will
                                                 constitute  a  regular  interest  in  a  REMIC.

                                            o    The  residual   certificate  will  represent  the  sole
                                                 "residual interest" in each REMIC.

                                            You must report income received on your Offered Certificates as it accrues from Distribution  Date to Distribution  Date, even if it is before such income is  distributed  in cash to you.

Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        Certain classes of Offered  Certificates  may be issued with
                                        "original   issue   discount."  If  your  class  of  Offered
                                        Certificates  is issued with original  issue  discount,  you must report  original issue discount income over the life of
                                        your   Certificate,   often  well   before  such  income  is
                                        distributed in cash to you.

                                        If you hold an Offered  Certificate  that has the benefit of an interest  rate cap agreement or other  derivative  and is entitled  to  certain  payments  in  respect  of basis  risk carryover amounts, you will be treated as owning two assets, a REMIC regular  interest and the right to receive  payments from the derivative and/or payments in respect of basis risk carryover amounts and will be required to account separately for each of these assets for federal income tax purposes.

                                        If you hold an Offered  Certificate  that is an Exchangeable
                                        Certificate,  you should be aware that the arrangement under which any  Exchangeable  Certificates  are  created  will be classified  as one or more grantor  trusts and each class of
                                        Exchangeable   Certificates   so  created   will   represent
                                        beneficial   ownership   of  an   interest  in  the  related
                                        Exchangeable REMIC Certificates.

Optional Termination Date...............On any  Distribution  Date on  which  the  aggregate  Stated
                                        Principal  Balance  of the  Mortgage  Loans  is less  than a
                                        specified   percentage  of  the  initial   aggregate  unpaid
                                        principal  balance of the  Mortgage  Loans as of the Cut-off
                                        Date,  the Master  Servicer  may, at its option,  subject to certain conditions, purchase the Mortgage Loans, which would effect an early retirement of the Certificates.

                                        If the Mortgage  Loans are divided into multiple loan groups with  more  than one set of  Subordinate  Certificates,  the
                                        Master  Servicer  may,  at its  option,  subject  to certain conditions,  purchase the  Mortgage  Loans in one or some of the loan groups,  which would effect an early  retirement of only the related Certificates.

The Pooling Agreement...................The  Certificates  will be issued  pursuant to a Pooling and
                                        Servicing  Agreement  (the "Pooling  Agreement") to be dated the Closing Date, among the Depositor,  the Master Servicer, the Securities Administrator and the Trustee.

The Mortgage Pool.......................The  "Mortgage  Pool" will consist of fixed  interest  rate,
                                        fully-amortizing   mortgage  loans  (the  "Mortgage  Loans")
                                        secured by first  liens on one- to  four-family  residential properties..

                                        The Mortgage Pool may be divided into multiple loan groups.

Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


The Mortgage Loans......................The Mortgage  Loans consist of fixed  interest  rate,  fully amortizing  mortgage loans secured by first liens on one- to four-family residential properties. Substantially all of the
                                        Mortgage Loans will have original  terms to stated  maturity of approximately  [10 to 30] years.  Borrowers are permitted to prepay their Mortgage  Loans, in whole or in part, at any time.  Certain  of the  Mortgage  Loans  may be  subject  to prepayment premiums.  Accordingly,  the actual date on which any  Mortgage  Loan is paid in full may be earlier  than the
                                        stated   maturity  date  due  to  unscheduled   payments  of
                                        principal.

Loan Groups Based on Designated Rates...The Mortgage  Loans in the Mortgage Pool may be divided into multiple  "Loan Groups." These Loan Groups may be structured so the principal  balance of certain  Mortgage Loans will be allocated,  based  on  such  Mortgage  Loan's  Net  Mortgage
                                        Interest  Rate,  either  (i) to one Loan  Group only or (ii)
                                        between two Loan Groups, based on two fixed percentages that differ among Mortgage  Loans (in each case, the  "Applicable
                                        Percentages").  These Loan Groups will  consist of differing percentages of the interest on, and principal of, particular
                                        Mortgage  Loans,   calculated  so  that  the  principal  and
                                        interest  due on each such  Mortgage  Loan is  treated as if that Mortgage Loan were two Mortgage Loans bearing  interest at two  different  designated  Net Mortgage  Interest  Rates
                                        (each, a "Designated  Rate"),  one higher than and one lower than  the  original  Net  Mortgage  Interest  Rate  of  such
                                        Mortgage Loan. This  allocation  enables either the Mortgage
                                        Pool or one or more Loan Groups in the Mortgage Pool, as the case  may  be,  to be  treated  as if they  were  made up of multiple  groups  of  Mortgage  Loans  bearing  interest  at various fixed rates.

                                        In the event the Mortgage Loans are divided into Loan Groups in this manner,  the Pool Distribution  Amount will be based on the Applicable  Percentages  of all amounts  representing principal collections on the Mortgage Loans contributing to, or in,  such Loan Group and based upon  Designated  Rates of
                                        all  amounts   representing   interest  collections  on  the
                                        Mortgage Loans  contributing  to, or in, such Loan Group. In addition,  Realized  Losses will be  allocated  based on the
                                        Applicable   Percentages  for  the  related  Mortgage  Loans
                                        contributing  to,  or  in,  such  Loan  Group.   Information
                                        regarding  the  methodology  of dividing the Mortgage  Loans into Loan Groups in this manner and the Designated  Rates of such Mortgage Loans may be obtained from the Underwriter.

                                        In the event the Mortgage Loans are divided into Loan Groups
                                        in  this  manner,   all  references  in  this  free  writing
                                        prospectus   to  the  Pool   Distribution   Amount  will  be
                                        considered  to  be  references   to  the   applicable   Pool
                                        Distribution Amount,  based upon the Applicable  Percentages and Designated Rates as discussed above.

Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


Interest Rate Cap Agreements............The Securities Administrator on behalf of the Issuing Entity may  enter  into one or more  interest  rate cap  agreements
                                        (each,  an "Interest Rate Cap  Agreement")  with one or more counterparties  (each, a "Counterparty")  for the benefit of one or more classes.  With respect to each Interest Rate Cap
                                        Agreement for any Distribution  Date (other than the initial
                                        Distribution  Date) if LIBOR, as calculated for the Interest
                                        Accrual Period related to such Distribution  Date, exceeds a designated  strike  percentage,  the  Counterparty  will  be obligated  to  pay  to  the  Securities  Administrator,  for deposit into the related  Reserve  Fund,  an amount equal to the  product  of (a) the  amount by which (i) the  lesser of
                                        LIBOR and a designated  maximum  percentage exceeds (ii) the
                                        designated  strike   percentage,   (b)  the  lesser  of  the
                                        applicable  class  balance(s) and related notional amount as set forth for such Distribution Date in the related Interest
                                        Rate Cap Agreement and (c) one-twelfth.

                                        Pursuant   to  the   Pooling   Agreement,   the   Securities
                                        Administrator  will  establish a separate trust account (the
                                        "Reserve  Fund")  for  deposit of any  payments  that it may receive under an Interest Rate Agreement.  In addition,  the
                                        Securities  Administrator  may  establish a Reserve Fund for the payment of basis risk carryover amounts  irrespective of whether  the  Securities  Administrator  on  behalf  of  the
                                        Issuing Entity enters into an Interest Rate Cap Agreement or other  derivative.  Each  Reserve  Fund is part of the trust fund but will not be an asset of any REMIC.

                                        Amounts on  deposit  in a Reserve  Fund will be used to make
                                        certain   payments  on  a  specified  Class  or  Classes  of
                                        Certificates  that have the benefit of an Interest  Rate Cap
                                        Agreement or other derivative.

Compensating Interest...................On each  Distribution  Date, each Servicer will be obligated to pay an amount equal to the lesser of (i) the aggregate of the Prepayment  Interest  Shortfalls  for such  Distribution
                                        Date  and  (ii)  an  amount  set  forth  in  the  prospectus supplement (such amount, the "Compensating Interest").

                                        If a group of  Subordinate  Certificates  supports  multiple groups of Senior Certificates, Compensating Interest will be determined on an aggregate basis with respect to all related loan groups. If a group of Subordinate Certificates supports one group of Senior Certificates, Compensating Interest will be determined for the related loan group.

Advances................................Subject  to  certain  limitations,  each  Servicer  will  be required  pursuant to the Pooling  Agreement to advance (any such advance,  an "Advance") prior to each Distribution Date an amount  equal to the  aggregate  of payments of principal and interest  (net of the  applicable  Servicing  Fee) which were  due on the  related  due  date on the  Mortgage  Loans serviced by such  Servicer and which were  delinquent on the related  Determination  Date. Advances made by each Servicer

Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

                                        will be made  from  its own  funds or  funds  available  for future distribution.  The obligation to make an Advance with respect  to  any  Mortgage  Loan  will  continue  until  the ultimate  disposition  of  the  REO  Property  or  Mortgaged
                                        Property relating to such Mortgage Loan.

Interest Accrual........................Interest  will  accrue  on  the  Certificates   during  each
                                        one-month  period  (i)  ending  on the last day of the month preceding the month in which each  Distribution  Date occurs
                                        (each,  a  "Regular   Interest   Accrual  Period")  or  (ii)
                                        commencing on the 25th day of the month  preceding the month in which  each  Distribution  Date  occurs and ending on the
                                        24th day of the month in which each Distribution Date occurs
                                        (each, a "LIBOR Based Interest  Accrual Period" or "No Delay
                                        Interest   Accrual  Period"  and  together  with  a  Regular
                                        Interest Accrual Period, an "Interest Accrual Period").  The
                                        initial  Regular  Interest  Accrual Period will be deemed to have commenced on August 1, 2007 and any initial LIBOR Based
                                        Interest  Accrual Period or No Delay Interest Accrual Period
                                        will be deemed to have commenced on August 25, 2007.

                                        On each  Distribution  Date, to the extent of the applicable
                                        Pool   Distribution   Amount  or  Amounts,   each  class  of
                                        interest-bearing  Certificates or, in the case of a class of interest-bearing Component Certificates, each component will be  entitled to receive  interest  (as to each such class or component,  the "Interest Distribution Amount") with respect
                                        to  the  related  Interest  Accrual  Period.   The  Interest
                                        Distribution  Amount  for  any  interest-bearing   class  of
                                        Certificates  or component  thereof will be equal to the sum of (i) interest  accrued during the related Interest Accrual
                                        Period at the  applicable  pass-through  rate on the related class balance, component balance or notional amount and (ii)
                                        the  sum of  the  amounts,  if  any,  by  which  the  amount described  in clause  (i) above on each  prior  Distribution
                                        Date exceeded the amount actually  distributed in respect of
                                        interest   on  such   prior   Distribution   Dates  and  not
                                        subsequently distributed.

                                        The  interest  entitlement  described  in clause  (i) of the
                                        Interest    Distribution    Amount   for   each   class   of
                                        interest-bearing     Senior     Certificates     or     each
                                        interest-bearing   component   thereof  and  each  class  of
                                        Subordinate  Certificates  will be  reduced by the amount of
                                        Net Interest  Shortfalls for the related  Mortgage Loans for such Distribution Date.

                                        Allocations  of the interest  portion of Realized  Losses on the Mortgage  Loans in a loan group are  allocated  first to the related  Subordinate  Certificates  in reverse  order of
                                        payment   priority   will  result   from  the   priority  of
                                        distributions  first to the related Senior  Certificates and then to the classes of related  Subordinate  Certificates in

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

                                        numerical order of the applicable Pool  Distribution  Amount as described below under "Priority of Distributions."  After the date on which the aggregate class balance of the related
                                        Subordinate  Certificates  has been  reduced  to  zero,  the
                                        interest-bearing    related    Senior    Certificates    and
                                        interest-bearing  components  thereof, if any, will bear the interest  portion of any  Realized  Losses on such  Mortgage
                                        Loans pro rata based on the interest  entitlement  described in  clause  (i)  of  the  applicable  Interest  Distribution
                                        Amount.

                                        The interest  entitlement for a class of Exchangeable  REMIC
                                        Certificates  will be calculated  assuming no exchanges have ever  occurred.  If exchanges of all or a portion of a class of Exchangeable REMIC Certificates have occurred, a class of
                                        Exchangeable  Certificates  will be  entitled to receive its proportionate  share of distributions of interest  allocated to the related Exchangeable REMIC Certificates.

Distributions to the
Subordinate Certificates................On  each  Distribution   Date,  each  class  of  Subordinate
                                        Certificates   that  is  entitled  to  receive  a  principal
                                        distribution  will  receive its pro rata share (based on the class balances of all the Subordinate  Certificates  (or the
                                        Subordinate Certificates in the same group, if there is more
                                        than  one  group  of  Subordinate   Certificates)  that  are
                                        entitled  to  receive  a  principal   distribution)  of  the
                                        Subordinate Principal Distribution  Amount(s), to the extent
                                        that  the   remaining   Pool   Distribution   Amount(s)  are
                                        sufficient   therefor.   With   respect  to  each  class  of
                                        Subordinate  Certificates,  if on any Distribution  Date the
                                        Fractional Interest is less than the Fractional Interest for that class on the Closing  Date,  no classes of  Subordinate
                                        Certificates  in the same  group,  if there is more than one group of Subordinate Certificates, junior to such class will be entitled to receive a principal distribution.

                                        Distributions  of principal on the Subordinate  Certificates that are entitled to receive a principal  distribution  on a
                                        Distribution Date will be made sequentially to each class of
                                        Subordinate  Certificates  in the  order  of  their  payment priority  until each such class has received its  respective pro rata share for the Distribution  Date.  However,  the PO
                                        Deferred  Amounts,  if any,  will be paid to the ratio strip components or certificates from amounts otherwise payable as principal to the related Subordinate Certificates, beginning with the amounts otherwise distributable as principal to the class of related Subordinate Certificates lowest in order of payment priority.

Shifting Interest Structure.............Additional credit  enhancement is provided by the allocation
                                        of  the   applicable   Non-PO   Percentages   of   principal
                                        prepayments  on the Mortgage Loans in the Mortgage Pool or a

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

                                        loan group in the Mortgage Pool to the related Senior Non-PO
                                        Certificates    for   the   first   five   years   and   the
                                        disproportionately greater allocation of prepayments to such
                                        Senior Non-PO  Certificates  over the following  four years.
                                        The  disproportionate  allocation of the  applicable  Non-PO
                                        Percentages  of  prepayments  on the  Mortgage  Loans in the
                                        Mortgage  Pool or a loan  group in the  Mortgage  Pool  will accelerate  the  amortization  of those Senior  Certificates
                                        relative   to   the    amortization   of   the   Subordinate
                                        Certificates. As a result, the credit support percentage for the  Senior  Certificates  should be  maintained  and may be increased during the first nine years.

Allocation of Losses....................On each  Distribution  Date, the applicable PO Percentage of any  Realized  Loss  on a  Discount  Mortgage  Loan  will be allocated  to the ratio  strip  certificate  or ratio  strip component  of the related  group until its class  balance or principal  balance is reduced to zero.  Such allocation will be effected on each  Distribution Date by reducing the class balance of the ratio strip  certificate or principal balance of the ratio strip  component of the related group if and to the extent that such balance  (after taking into account the amount of all  distributions to be made on such Distribution
                                        Date) exceeds the Adjusted Pool Amount (PO Portion) for such
                                        Distribution  Date.  The  amount of any such  Realized  Loss allocated  to a  ratio  strip  certificate  or  ratio  strip component  of the  related  group  will be  treated as a "PO
                                        Deferred  Amount." To the extent funds are available on such
                                        Distribution  Date or on any future  Distribution  Date from amounts  that would  otherwise  be  allocable to the related
                                        Subordinate Principal Distribution Amount or Amounts, the PO
                                        Deferred  Amounts for the ratio strip  certificate  or ratio strip  component  of the related  group will be paid on such ratio  strip  certificate  or ratio strip  component  of the related  group prior to  distributions  of  principal on the
                                        related  Subordinate   Certificates.   Payments  of  the  PO
                                        Deferred Amounts will be made from the principal  payable to the  related  Subordinate  Certificates  beginning  with the principal  payable to the class of Subordinate  Certificates lowest in order of payment  priority.  Any  distribution  in respect  of unpaid PO  Deferred  Amounts  for a ratio  strip certificate  or ratio strip  component of the related  group will not further reduce the principal  balance of such ratio strip  certificate  or ratio strip  component of the related group. The PO Deferred  Amounts will not bear interest.  The
                                        class   balance   of  the  class  of   related   Subordinate
                                        Certificates then outstanding lowest in the order of payment priority  will be reduced by the amount of any  payments  in
                                        respect  of  PO   Deferred   Amounts  for  the  ratio  strip
                                        certificate  or ratio strip  component of the related group.
                                        Any  excess  of these PO  Deferred  Amounts  over the  class

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

                                        balance  of that class  will be  allocated  to the next most subordinate  class of related  Subordinate  Certificates  to reduce its class balance and so on, as necessary.

                                        On each Distribution  Date, the applicable Non-PO Percentage of any Realized Loss will be allocated  first to the related
                                        Subordinate   Certificates   in  reverse  order  of  payment
                                        priority  (beginning  with the class of related  Subordinate
                                        Certificates  then  outstanding  lowest in order of  payment priority),  in each case  until the  class  balance  of such class of Certificates  has been reduced to zero, and then to the  Senior  Non-PO  Certificates  or to the  Senior  Non-PO
                                        Certificates  of the related  group,  if there are  multiple groups of Senior Non-PO Certificates pro rata based on their respective class balances.

                                        Such allocation  will be effected on each such  Distribution
                                        Date by reducing  the class  balance of the class of related
                                        Subordinate Certificates then outstanding lowest in order of payment  priority if and to the extent that the aggregate of
                                        the  class   balances  of  all  classes  of  Senior   Non-PO
                                        Certificates  or the Senior Non-PO  Certificates  in a group and the related Subordinate  Certificates (after taking into account the amount of all  distributions  to be made on such
                                        Distribution  Date) exceeds the Adjusted Pool Amount (Non-PO
                                        Portion)  or  sum  of  the  Adjusted  Pool  Amounts  (Non-PO
                                        Portion) for such Distribution Date.

                                        After the date on which the  aggregate  class balance of the related  Subordinate  Certificates has been reduced to zero, on  each  Distribution  Date,  the  aggregate  of the  class balances of all classes of Senior  Non-PO  Certificates  and
                                        any  components   with  a  principal   balance  (other  than
                                        components of Ratio Strip Certificates) or all Senior Non-PO
                                        Certificates  and any  components  with a principal  balance
                                        (other than  components  of Ratio Strip  Certificates)  of a group then  outstanding will be reduced if and to the extent that such  aggregate  class  balance and  component  balance
                                        (after  taking into account the amount of all  distributions to be made on such  Distribution  Date) exceeds the Adjusted
                                        Pool Amount (Non-PO Portion) for such Distribution Date. The amount of any such  reduction  will be  allocated  among the
                                        Senior  Non-PO   Certificates  and  any  components  with  a
                                        principal  balance  (other  than  components  of Ratio Strip
                                        Certificates)   or  Senior  Non-PO   Certificates   and  any
                                        components  with a principal  balance (other than components of Ratio Strip Certificates) of such group pro rata based on their  respective  class balances or component  balances (or their initial  class  balances,  if lower,  in the case of a class of Accrual Certificates).

                                        After the date on which the  aggregate  class balance of the related  Subordinate  Certificates has been reduced to zero, the  class  balance  of any  class of Super  Senior  Support
                                        Certificates  will be  reduced  not  only  by the  principal

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        portion  of  Realized  Losses  allocated  to such  class  as provided in the preceding paragraph, but also by the portion allocated  to the related  class or classes of Super  Senior
                                        Certificates.

                                        In the  event  that all or a  portion  of a  combination  of classes  of  Exchangeable  REMIC  Certificates  in any REMIC
                                        Combination is exchanged for a proportionate  portion of the
                                        class   of   Exchangeable   Certificates   in  the   related
                                        Exchangeable  Combination,  the  class of such  Exchangeable
                                        Certificates  will be  allocated  a  proportionate  share of
                                        Realized  Losses  allocated  to the classes of  Exchangeable
                                        REMIC  Certificates  in the related REMIC  Combination.  Any
                                        such  losses  will  be  allocated   among  the   outstanding
                                        certificates  of each such class pro rata in accordance with their respective Percentage Interests.

Cross-Collateralization.................If one group of Subordinate  Certificates  support  multiple groups of Senior  Certificates,  on each  Distribution  Date prior to the date on which the  aggregate  class  balance of such  Subordinate  Certificates has been reduced to zero but on or after  the date on which  the  class  balances  of the
                                        Senior Non-PO Certificates and the component balances of any components  with a principal  balance (other than components of Ratio Strip Certificates) of a group have been reduced to zero, amounts otherwise  distributable as principal payments on such Subordinate  Certificates  will be paid as principal to the remaining  classes of Senior Non-PO  Certificates and
                                        any  components   with  a  principal   balance  (other  than
                                        components  of  Ratio  Strip  Certificates)  of  each  group supported by such Subordinate Certificates together with the
                                        Senior Principal  Distribution  Amount(s) in accordance with the  principal  payment  priorities  provided  that  on such
                                        Distribution Date (a) the Aggregate  Subordinate  Percentage
                                        for such  Distribution  Date is less than twice the  initial
                                        Aggregate   Subordinate   Percentage   or  (b)  the  average
                                        outstanding   principal   balance  of  the  Mortgage   Loans
                                        (including,   for  this   purpose,   any  Mortgage  Loan  in
                                        foreclosure,  any REO  Property  and any  Mortgage  Loan for which  the  mortgagor  has filed  for  bankruptcy  after the
                                        Closing  Date)  delinquent 60 days or more over the last six months as a percentage of the aggregate class balance of the
                                        Subordinate Certificates is greater than or equal to 50%. If the Senior Non-PO  Certificates  and any  components  with a principal  balance  (other  than  components  of Ratio Strip
                                        Certificates) of two or more groups remain outstanding,  the distributions  described  above will be made to such  Senior
                                        Certificates  and  components,  if any, of such groups,  pro rata,  in  proportion  to the  aggregate  class  balance and
                                        component   balance   of  such   Senior   Certificates   and
                                        components.  Amounts  distributed to a class of Exchangeable
                                        REMIC  Certificates  will  be  distributed  to  the  related
                                        Exchangeable  Certificates  in the same manner as  principal distributions.

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        The "Aggregate Subordinate  Percentage" for any Distribution
                                        Date will be the  percentage  equal to the  aggregate  class balance  of  the  Subordinate  Certificates  divided  by the related aggregate Pool Principal Balance (Non-PO Portion).

                                        In  addition,  if on any  Distribution  Date,  after  giving effect to the  second  preceding  paragraph,  the sum of the aggregate  class balance of the Senior  Non-PO  Certificates and the aggregate component balance of any components with a principal  balance  (other  than  components  of Ratio Strip
                                        Certificates)  after giving  effect to  distributions  to be made on such  Distribution Date is greater than the Adjusted
                                        Pool  Amount   (Non-PO   Portion)   (any  such  group,   the
                                        "Undercollateralized   Group"  and  any  such  excess,   the
                                        "Undercollateralized   Amount"),   all   amounts   otherwise
                                        distributable as principal on the Subordinate  Certificates, in reverse order of their payment priority,  will be paid as
                                        principal  to  the  Senior   Non-PO   Certificates   of  the
                                        Undercollateralized Group together with the Senior Principal
                                        Distribution  Amount(s)  in  accordance  with the  principal payment  priorities  until  the sum of the  aggregate  class balance of the Senior Non-PO  Certificates and the aggregate component balance of any components with a principal balance
                                        (other than components of Ratio Strip  Certificates)  of the
                                        Undercollateralized  Group equals the  Adjusted  Pool Amount
                                        (Non-PO    Portion).    If   two   or   more    groups   are
                                        Undercollateralized   Groups,  the  distributions  described
                                        above will be made, pro rata, in proportion to the amount by which the  aggregate  class  balance  of the  Senior  Non-PO
                                        Certificates  and the  aggregate  component  balance  of any components  with a principal  balance (other than components of Ratio Strip  Certificates) of each such group exceeds the related Pool Principal  Balance  (Non-PO  Portion).  Amounts distributed to a class of  Exchangeable  REMIC  Certificates will be distributed to the related Exchangeable Certificates in the same manner as principal distributions.

                                        The amount of any unpaid  interest  shortfall  amounts  with respect  to the  Undercollateralized  Group  (including  any interest  shortfall amount for such Distribution  Date) will be  paid to the  Undercollateralized  Group,  including  the interest only component of such group,  if any, prior to the payment  of  any  Undercollateralized  Amount  from  amounts otherwise  distributable  as  principal  on the  Subordinate
                                        Certificates,  in reverse order of their  payment  priority.
                                        The PO Deferred Amounts for any Ratio Strip Certificates (or
                                        components  thereof)  will be paid  from  amounts  otherwise
                                        distributable  as  principal  on  the  related   Subordinate
                                        Certificates  before any payments  are made  pursuant to the preceding  paragraphs.  Amounts  distributed  to a class  of
                                        Exchangeable  REMIC  Certificates will be distributed to the related  Exchangeable  Certificates  in the same  manner  as interest distributions.

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms



Adjusted Pool Amount....................The  "Adjusted  Pool Amount" of the Mortgage  Pool or a loan group in the Mortgage Pool will equal the  aggregate  unpaid principal balance of the Mortgage Loans in the Mortgage Pool or a loan group in the Mortgage  Pool as of the Cut-off Date minus the sum of (i) all  amounts in  respect  of  principal received  in  respect  of  such  Mortgage  Loans  (including amounts  received as  Advances,  principal  prepayments  and
                                        Liquidation   Proceeds   in   respect  of   principal)   and
                                        distributed on the  Certificates on such  Distribution  Date and all  prior  Distribution  Dates  and (ii) the  principal portion of all  Realized  Losses  (other  than debt  service reductions) incurred on such Mortgage Loans from the Cut-off
                                        Date  through  the end of the month  preceding  the month in which such Distribution Date occurs.

Adjusted Pool Amount (PO Portion).......The "Adjusted Pool Amount (PO Portion)" of the Mortgage Pool
                                        or a loan group in the  Mortgage  Pool will equal the sum as to each  Mortgage  Loan in the Mortgage Pool or a loan group in the  Mortgage  Pool as of the Cut-off Date of the product of (A) the PO Percentage  for such Mortgage Loan and (B) the principal  balance of such  Mortgage  Loan as of the Cut-off
                                        Date less the sum of (i) all amounts in respect of principal received in respect of such Mortgage Loan (including amounts received as Advances,  principal prepayments and Liquidation
                                        Proceeds in respect of  principal)  and  distributed  on the
                                        Certificates  on  such   Distribution  Date  and  all  prior
                                        Distribution  Dates and (ii) the  principal  portion  of any
                                        Realized Loss (other than a debt service reduction) incurred on such  Mortgage Loan from the Cut-off Date through the end of the month preceding the month in which such  Distribution
                                        Date occurs.

Adjusted Pool Amount
(Non-PO Portion)........................The "Adjusted Pool Amount (Non-PO  Portion)" of the Mortgage
                                        Pool or a loan  group in the  Mortgage  Pool will  equal the difference  between the Adjusted Pool Amount of the Mortgage
                                        Pool or a loan group in the  Mortgage  Pool and the Adjusted
                                        Pool  Amount (PO  Portion)  of the  Mortgage  Pool or a loan group in the Mortgage Pool.

class balance...........................The "class balance" of a class of  Certificates  (other than the  Exchangeable  Certificates)  at any time will equal (a)
                                        its  initial  class  balance  or,  in the case of a class of
                                        Exchangeable REMIC  Certificates,  the maximum initial class balance less (i) all distributions of principal made to such class (or, in the case of Exchangeable  REMIC  Certificates, distributed  in reduction of the class balance of such Class and any related class of Exchangeable Certificates) and (ii)
                                        losses   allocated  to  that  class  (or,  in  the  case  of
                                        Exchangeable  REMIC  Certificates,  losses  allocated to the class  balance  of such  Class  and  any  related  class  of
                                        Exchangeable Certificates),  distributed in reduction of the

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        class  balance  of such  Class  and  any  related  class  of
                                        Exchangeable Certificates plus (b) in the case of a class of
                                        Accrual  Certificates,  any  amounts  added  to  such  class balance  as a  result  of the  application  of  the  accrual distribution amount.

Fractional Interest.....................The "Fractional  Interest" with respect to any  Distribution
                                        Date and each class of Subordinate  Certificates  will equal
                                        (i) the aggregate of the class balances immediately prior to
                                        such   Distribution  Date  of  all  classes  of  Subordinate
                                        Certificates  in the same group that have  higher  numerical class  designations  than such  class,  divided  by (ii) the aggregate Pool Principal  Balance (Non-PO Portion) (if there is  only  one  group  of  Subordinate  Certificates)  or the related Pool Principal  Balance  (Non-PO  Portion) or sum of the related  Pool  Principal  Balance  (Non-PO  Portion) (if there is more than one group of Subordinate Certificates).

Net Interest Shortfall..................With respect to any  Distribution  Date,  the "Net  Interest
                                        Shortfall"  is  equal  to the  sum of (i) the  shortfall  in interest  received  with respect to any  Mortgage  Loan as a result of a Relief Act Reduction and (ii) any  Non-Supported
                                        Interest   Shortfalls.   Net  Interest   Shortfalls  on  any
                                        Distribution  Date will be allocated pro rata among all such classes of interest-bearing  Senior Certificates or if there are Crossed Groups, the interest-bearing Senior Certificates of the Crossed Groups and each class of related  Subordinate
                                        Certificates,  based on the  amount of  interest  accrued on each such class of  Certificates on such  Distribution  Date before  taking into  account any  reduction  in such amounts resulting from such Net Interest Shortfalls.

Net Mortgage Interest Rate..............The "Net Mortgage  Interest  Rate" of a Mortgage Loan is the
                                        excess  of its  mortgage  interest  rate over the sum of the applicable  servicing fee rate and any other  administrative fee rates specified in the prospectus supplement.

Non-PO Percentage.......................The "Non-PO Percentage" with respect to any Mortgage Loan in the Mortgage  Pool or loan group in the Mortgage Pool with a
                                        Net Mortgage  Interest Rate as of the Cut-off Date less than a  certain  rate  (each  such  Mortgage  Loan,  a  "Discount
                                        Mortgage  Loan") will be equal to the Net Mortgage  Interest
                                        Rate as of the Cut-off Date divided by such applicable rate.
                                        If there are multiple loan groups in the Mortgage Pool, this rate may be the same for each loan  group or may  differ for one or more loan groups.  The Non-PO Percentage with respect to any Mortgage  Loan in the Mortgage  Pool or loan group in the Mortgage  Pool with a Net Mortgage  Interest  Rate as of the  Cut-off  Date equal to or greater  than the  applicable rate  will be 100%.  The "PO  Percentage"  for any  Discount
                                        Mortgage  Loan  will be  equal  to  100%  minus  the  Non-PO
                                        Percentage  for such  Mortgage  Loan.  If there are no ratio

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

                                        strip  certificates  in a group,  the Non-PO  Percentage for each  Mortgage  Loan in the related  loan group will be 100%
                                        and the PO  Percentage  for each  Mortgage Loan in such loan group will be 0%.

                                        Any Mortgage  Loan with a Net Mortgage  Interest  Rate as of the Cut-off  Date  greater  than or equal to the  applicable rate for the Mortgage Pool or the loan group in the Mortgage
                                        Pool is a "Premium Mortgage Loan."

Non-PO Principal Amount.................The "Non-PO  Principal Amount" for any Distribution Date and
                                        the  Mortgage  Pool or any loan group in the  Mortgage  Pool will equal the sum of the applicable Non-PO Percentage of:

                                        (a)  all monthly  payments of principal due on each Mortgage
                                             Loan in the Mortgage Pool or loan group in the Mortgage
                                             Pool on the related due date;

                                        (b)  the  principal  portion of the  purchase  price (net of unreimbursed Advances and other amounts as to which the
                                             related Servicer is entitled to be reimbursed  pursuant
                                             to the applicable Servicing Agreement) of each Mortgage
                                             Loan in the Mortgage Pool or loan group in the Mortgage
                                             Pool that was repurchased by the Depositor, the Sponsor
                                             or an Originator as of that  Distribution  Date and the
                                             principal portion of any amount paid in connection with
                                             the optional repurchase of Mortgage Loans by the Master
                                             Servicer;

                                        (c)  amounts received with respect to such Distribution Date
                                             as   a   substitution   adjustment   amount   (net   of
                                             unreimbursed Advances and other amounts as to which the
                                             Servicer is entitled to be  reimbursed  pursuant to the
                                             Pooling  Agreement) in connection  with a Mortgage Loan
                                             in the Mortgage Pool or loan group in the Mortgage Pool
                                             received during the related  Prepayment Period;

                                        (d)  any Liquidation Proceeds (net of unreimbursed  expenses
                                             and  unreimbursed   Advances,   if  any)  allocable  to
                                             recoveries  of principal  of the Mortgage  Loans in the
                                             Mortgage  Pool or loan group in the Mortgage  Pool that
                                             have not yet been  liquidated  received  in the related
                                             Prepayment  Period;

                                        (e)  with respect to each Mortgage Loan in the Mortgage Pool or loan group in the Mortgage Pool that was  liquidated
                                             during the related Prepayment Period, the amount of the
                                             Liquidation  Proceeds (other than any profits  retained
                                             by the Servicer in connection  with the foreclosure and

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

                                             net of unreimbursed expenses and unreimbursed Advances,
                                             if any) allocable to principal received with respect to
                                             that  Mortgage  Loan;  and

                                        (f)  all  partial  and  full  principal  prepayments  on the
                                             Mortgage  Loans in the  Mortgage  Pool or loan group in
                                             the Mortgage  Pool by  mortgagors  received  during the
                                             related Prepayment Period.

                                        The  amounts  described  in  clauses  (a)  through  (d)  are referred to as "Scheduled  Principal  Payments." The amounts described  in  clauses  (e)  and  (f)  are  referred  to  as
                                        "Unscheduled Principal Payments."

Non-Supported Interest Shortfall........With respect to any  Distribution  Date, the  "Non-Supported
                                        Interest  Shortfall" is the amount by which the aggregate of
                                        Prepayment Interest Shortfalls for the Mortgage Loans in the
                                        Mortgage  Pool or the  Mortgage  Loans in any  Crossed  Loan
                                        Groups  for  the  related   Prepayment  Period  exceeds  the
                                        applicable Compensating Interest for such period.

Notional Amount.........................The "Notional  Amount" of any Interest Only Certificates (or
                                        any  components  of an Interest Only  Certificates)  will be equal to either (I) the product of (i) the  aggregate of the
                                        Stated  Principal  Balances of the Premium Mortgage Loans in
                                        the  Mortgage  Pool or loan  group as of the due date in the month preceding the month of such Distribution Date and (ii)
                                        a  fraction,  (a) the  numerator  of  which  is equal to the weighted  average of the Net Mortgage  Interest Rates of the these Mortgage Loans (based on the Stated Principal Balances of these  Mortgage  Loans  as of the due  date in the  month preceding  the  month  of such  Distribution  Date)  minus a specified  percentage  and (b) the  denominator  of which is equal to a specified  percentage or (II) a percentage or all of the class balance(s) of another class or classes.

Pool Distribution Amount................The  "Pool   Distribution   Amount"   with  respect  to  any
                                        Distribution Date will be determined by reference to amounts received  and  expenses  incurred  in  connection  with  the
                                        Mortgage Loans in the Mortgage Pool or any loan group in the
                                        Mortgage Pool and will be equal to the sum of:

                                        (i)  all  scheduled  installments  of  interest  (net of the related  servicing  fees and any  other  administrative
                                             fees  specified  in  the  prospectus   supplement)  and
                                             principal due on such Mortgage Loans on the due date in
                                             the month in which such  Distribution  Date  occurs and
                                             received  prior  to  the  related  Determination  Date,
                                             together  with any Advances in respect  thereof and any
                                             Compensating Interest allocable to such Mortgage Loans;

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance  policies with respect
                                             to such Mortgage Loans, to the extent such proceeds are
                                             not applied to the restoration of the related mortgaged
                                             property  or released to the  mortgagor  in  accordance
                                             with the related Servicer's normal servicing procedures
                                             and all other cash  amounts  received  and  retained in
                                             connection with the  liquidation of defaulted  Mortgage
                                             Loans in the  Mortgage  Pool or any  loan  group in the
                                             Mortgage    Pool,   by    foreclosure    or   otherwise
                                             (collectively,   "Liquidation  Proceeds"),  during  the
                                             related   Prepayment  Period  (in  each  case,  net  of
                                             unreimbursed  expenses  incurred in  connection  with a
                                             liquidation or foreclosure and  unreimbursed  Advances,
                                             if any);

                                        (iii) all  partial  or  full  prepayments  received  on such
                                             Mortgage  Loans during the related  Prepayment  Period;
                                             and

                                        (iv) amounts received with respect to such Distribution Date as a substitution  adjustment  amount or purchase price
                                             in respect of any deleted Mortgage Loan in the Mortgage
                                             Pool or any loan group in the Mortgage  Pool or amounts
                                             received in connection with the optional termination of
                                             the Issuing  Entity or a portion of the Issuing  Entity
                                             as of such  Distribution  Date,  reduced  by amounts in
                                             reimbursement  for Advances  previously  made and other
                                             amounts as to which the related Servicer is entitled to
                                             be  reimbursed  pursuant  to the  applicable  Servicing
                                             Agreement.

Pool Principal Balance..................The "Pool Principal Balance" for the Mortgage Pool or a loan group in the Mortgage Pool with respect to any  Distribution
                                        Date equals the aggregate Stated  Principal  Balances of the
                                        Mortgage  Loans in the  Mortgage  Pool or loan  group in the
                                        Mortgage  Pool  outstanding  on the due  date  in the  month preceding the month of such Distribution Date.

Pool Principal Balance
(Non-PO Portion)........................The  "Pool  Principal  Balance  (Non-PO  Portion)"  for  the
                                        Mortgage  Pool or a loan group in the Mortgage  Pool and any
                                        Distribution  Date equals the sum of the  product,  for each
                                        Mortgage  Loan in the  Mortgage  Pool or loan  group  in the
                                        Mortgage  Pool,  of the Non-PO  Percentage  of such Mortgage
                                        Loan multiplied by its Stated  Principal  Balance on the due date in the month  preceding the month of such  Distribution
                                        Date.

Prepayment Interest Shortfall...........A  "Prepayment  Interest  Shortfall"  on a Mortgage  Loan is
                                        equal to the difference between (x) 30 days' interest at the mortgage  interest rate (less the servicing fee rate) on the amount of the prepayment on such Mortgage Loan minus (y) the


Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        amount of interest actually paid by the related mortgagor on the amount of such prepayment during the preceding month.

Prepayment Period.......................A "Prepayment  Period" is the calendar  month  preceding the month in which a  Distribution  Date  occurs  or such  other period specified in the prospectus supplement.

Realized Loss...........................In general,  a "Realized Loss" means,  (a) with respect to a
                                        Mortgage Loan that has been liquidated,  the amount by which the remaining unpaid principal  balance of the Mortgage Loan exceeds the amount of proceeds from the liquidation  applied to the  principal  balance of the related  Mortgage Loan and
                                        (b) losses due to the bankruptcy of the mortgagor.

Relief Act Reduction....................A "Relief Act  Reduction"  is a  reduction  in the amount of monthly  interest payment on a Mortgage Loan pursuant to the
                                        Servicemembers   Civil   Relief   Act   or   similar   state
                                        legislation.

REO Property............................An "REO  Property"  is a  Mortgaged  Property  that has been acquired by the Issuing Entity through  foreclosure or grant of a deed in lieu of foreclosure.

Senior Percentage.......................The Senior Percentage for the Mortgage Pool or loan group in the  Mortgage  Pool will equal (i) the sum of the  aggregate class balance of the related Senior Non-PO  Certificates and the aggregate  component  balance of any  components  with a principal  balance  (other  than  components  of Ratio Strip
                                        Certificates)  immediately  prior to such  date,  divided by
                                        (ii) the Pool  Principal  Balance  (Non-PO  Portion) for the
                                        Mortgage  Pool or loan group in the  Mortgage  Pool for such date.

Senior Prepayment Percentage............For the following Distribution Dates, will be as follows:

                                           Distribution Date              Senior Prepayment Percentage

                                        September 2007 through       100%;
                                        August 2012
                                        September 2012 through       the applicable Senior Percentage plus, 70%
                                        August 2013                  of the applicable Subordinate Percentage;
                                        September 2013 through       the applicable Senior Percentage plus, 60%
                                        August 2014                  of the applicable Subordinate Percentage;
                                        September 2014 through       the applicable Senior Percentage plus, 40%
                                        August 2015                  of the applicable Subordinate Percentage;
                                        September 2015 through       the applicable Senior Percentage plus, 20%
                                        August 2016                  of the applicable Subordinate Percentage;
                                        September 2016 and           the applicable Senior Percentage;
                                        thereafter


Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        provided,  however, that (A) if on any Distribution Date the percentage  equal  to (x)  the  sum of the  aggregate  class balance of the Senior Non-PO  Certificates and the aggregate component balance of any components with a principal balance
                                        (other  than  components  of Ratio  Strip  Certificates)  of multiple  groups  with one set of  Subordinate  Certificates
                                        (such groups,  "Crossed  Groups")  divided by (y) the sum of the Pool Principal  Balances  (Non-PO  Portion) for the loan groups relating to the Crossed Groups (such loan groups, the
                                        "Crossed  Loan  Groups" and such  percentage,  the  "Crossed
                                        Group Total Senior  Percentage")  exceeds such percentage as of the Closing Date, then the Senior Prepayment  Percentages for the Crossed Loan Groups for such  Distribution Date will equal 100% and (B) in the case of one group of Senior Non-PO
                                        Certificates with its own set of Subordinate Certificates or if the Mortgage Pool is not divided into loan groups,  if on any Distribution Date the Senior Percentage for the Mortgage
                                        Pool or the  related  loan group of the  Mortgage  Pool (the
                                        Mortgage  Loans in the  Mortgage  Pool or such  loan  group,
                                        "Non-Crossed  Mortgage Loans") exceeds such percentage as of the Closing Date, then the Senior  Prepayment  Percentage(s)
                                        for  the   Mortgage   Pool  or  such  loan  group  for  such
                                        Distribution        Date       will       equal        100%.

                                        No decrease  in the Senior  Prepayment  Percentages  for the
                                        Crossed Loan Groups will occur if the following occurs as of any Distribution  Date as to which any such decrease applied with respect to the Crossed Loan Group Mortgage  Loans,  and no  decrease  in the Senior  Prepayment  Percentage  for the
                                        Non-Crossed  Mortgage  Loans  will  occur  if the  following occurs  as of any  Distribution  Date as to  which  any such decrease  applied with respect to the  Non-Crossed  Mortgage
                                        Loans: (i) the outstanding principal balance of all Mortgage
                                        Loans in the Crossed Loan Groups or all Non-Crossed Mortgage
                                        Loans  (including,  for this purpose,  any Mortgage Loans in foreclosure,  any REO  Property  in such loan  group or loan groups and any  Mortgage  Loan for which the  mortgagor  has filed for bankruptcy  after the Closing Date)  delinquent 60 days or more (averaged over the preceding six-month period), as a  percentage  of  the  aggregate  class  balance  of the related  Subordinate  Certificates,  is equal to or  greater than 50%, or (ii) cumulative Realized Losses with respect to the  Mortgage  Loans  in  the  Crossed  Loan  Groups  or all
                                        Non-Crossed  Mortgage  Loans exceed the  percentages  of the aggregate balance of the related Subordinate Certificates as of the Closing Date (with respect to the related Subordinate
                                        Certificates,  the "Original Subordinate Principal Balance")
                                        indicated below:


Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                                                           % of Original Subordinate
                                        Distribution Date Occurring       Principal Balance

                                        August 2012 through July 2013            30%
                                        August 2013 through July 2014            35%
                                        August 2014 through July 2015            40%
                                        August 2015 through July 2016            45%
                                        August 2016 and thereafter               50%

                                        The Subordinate  Prepayment Percentage for the Mortgage Pool
                                        or loan group in the Mortgage Pool for any Distribution Date will equal 100% minus the Senior  Prepayment  Percentage for the Mortgage  Pool or such loan group in the  Mortgage  Pool for such date.

Senior Principal Distribution Amount....The "Senior Principal  Distribution Amount" for the Mortgage
                                        Pool or loan group in the Mortgage Pool and any Distribution
                                        Date will equal the sum of (i) the Senior Percentage for the
                                        Mortgage  Pool or loan  group  in the  Mortgage  Pool of the applicable Non-PO Percentage of Scheduled Principal Payments for such  Distribution  Date and (ii) the Senior  Prepayment
                                        Percentage  for  the  Mortgage  Pool or  loan  group  in the
                                        Mortgage  Pool  of  the  applicable   Non-PO  Percentage  of
                                        Unscheduled  Principal  Payments for such  Distribution Date subject to certain reductions due to losses.

Stated Principal Balance................The "Stated  Principal  Balance"  means,  as to any Mortgage
                                        Loan and due date,  the  unpaid  principal  balance  of such
                                        Mortgage  Loan as of such  due  date,  as  specified  in the amortization  schedule at the time relating  thereto (before any  adjustment to such  amortization  schedule by reason of any  moratorium or similar  waiver or grace  period),  after giving effect to any previous partial principal  prepayments and Liquidation  Proceeds (net of unreimbursed  expenses and unreimbursed  Advances)  allocable to principal received and to the  payment  of  principal  due on  such  due  date  and irrespective  of any  delinquency  in payment by the related mortgagor and after giving effect to any deficient valuation by a court in connection with a bankruptcy.

Subordinate Percentage..................The  Subordinate  Percentage  for the Mortgage  Pool or loan group in the Mortgage  Pool for any  Distribution  Date will equal 100% minus the Senior Percentage for such date.

Subordinate Prepayment Percentage.......The Subordinate  Prepayment Percentage for the Mortgage Pool
                                        or loan group in the Mortgage Pool for any Distribution Date will equal 100% minus the Senior  Prepayment  Percentage for the Mortgage  Pool or such loan group in the  Mortgage  Pool for such date.


Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


Subordinate Principal Distribution
Amount..................................The  "Subordinate  Principal  Distribution  Amount"  for the
                                        Mortgage  Pool or loan  group in the  Mortgage  Pool for any
                                        Distribution  Date will equal the sum of (i) the Subordinate
                                        Percentage  for  the  Mortgage  Pool or  loan  group  in the
                                        Mortgage  Pool  of  the  applicable   Non-PO  Percentage  of
                                        Scheduled  Principal Payments for such Distribution Date and
                                        (ii) the Subordinate  Prepayment Percentage for the Mortgage
                                        Pool or loan group in the  Mortgage  Pool of the  applicable
                                        Non-PO Percentage of Unscheduled Principal Payments for such
                                        Distribution Date.

Exchangeable REMIC
Certificates and
Exchangeable Certificates...............Certain  Classes  of  Offered  Certificates   identified  as
                                        "Exchangeable   REMIC  Certificates"  may  be  exchanged  in
                                        certain allowable combinations (a "REMIC Combination") for a
                                        proportionate   interest  in  certain  related  Certificates
                                        identified as "Exchangeable  Certificates." All or a portion
                                        of  the   Exchangeable   Certificates   in  an  Exchangeable
                                        Combination  may  also  be  exchanged  for  a  proportionate interest in each class of Exchangeable REMIC Certificates in the  related  REMIC  Combination  in the same  manner.  This process may occur repeatedly.

                                        The  classes  of  Exchangeable  REMIC  Certificates  and  of
                                        Exchangeable  Certificates that are outstanding at any given time,  and  the  outstanding  class  balances  and  notional amounts,  if any,  of these  classes,  will  depend upon any related distributions of principal, as well as any exchanges that occur. Exchangeable REMIC Certificates and Exchangeable
                                        Certificates in any combination may be exchanged only in the proportion  that the  maximum  initial  class  balances  and notional  amounts,  if any, of such Certificates bear to one another as shown in the prospectus supplement.

                                        Holders of each  class of  Exchangeable  Certificates  in an allowable  combination  will be the beneficial  owners of an interest  in  the  Exchangeable  REMIC  Certificates  of the related REMIC Combination.

                                        In  the  event  that  Exchangeable  REMIC  Certificates  are exchanged  for  an  allowable  combination  of  Exchangeable
                                        Certificates,  then

                                        o    the  aggregate  principal  balance of the  Exchangeable
                                             Certificates  received in the  exchange  will equal the
                                             aggregate  principal balance,  immediately prior to the
                                             exchange,  of the  Exchangeable  REMIC  Certificates so
                                             exchanged; and

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        o    the   aggregate   notional   amount  of  interest  only
                                             Exchangeable Certificates received in an exchange where
                                             all the related  Exchangeable  REMIC  Certificates were
                                             interest only  certificates will equal their applicable
                                             portion of the aggregate  notional amount,  immediately
                                             prior  to  the  exchange,  of  the  Exchangeable  REMIC
                                             Certificates  so exchanged;

                                        o    the aggregate amount of interest and principal  payable
                                             on  each   distribution   date  with   respect  to  the
                                             Exchangeable Certificates received in the exchange will
                                             equal the  aggregate  amount of interest and  principal
                                             that would have been payable on the Exchangeable  REMIC
                                             Certificates  so  exchanged  if the  exchange  had  not
                                             occurred;  and

                                        o    the aggregate  amount of principal and interest  losses
                                             and interest  shortfalls  allocated to the Exchangeable
                                             Certificates  received in the  exchange  will equal the
                                             aggregate  amount of principal and interest  losses and
                                             interest  shortfalls  that would have been allocated to
                                             the Exchangeable REMIC Certificates so exchanged if the
                                             exchange had not occurred.

                                        Each  class of  Exchangeable  Certificates  in an  allowable
                                        combination   (other   than  a  class   of   interest   only
                                        certificates,  if any) will be entitled to its proportionate share of the  principal  distributions  that would have been payable on the Exchangeable  REMIC Certificates so exchanged if the exchange had not occurred. In addition, each class of
                                        Exchangeable  Certificates  (other  than a class of interest only certificates,  if any) in an allowable combination will bear a  proportionate  share of principal  losses that would have been allocated to the Exchangeable  REMIC  Certificates so exchanged if the exchange had not occurred.


Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

Subordinate Certificates provide credit support for Senior Certificates. If the Senior Certificates are divided into multiple groups, the Subordinate Certificates may or may not consist of multiple groups. If there are multiple groups of Subordinate Certificates, each group will support one or more groups of Senior Certificates. Additional credit enhancement is provided by the allocation of the applicable Non-PO Percentages of all principal prepayments on the applicable Mortgage Loans to the related Senior Non-PO Certificates, subject to certain exceptions, for the first five years and the disproportionately greater allocation of prepayments to such Senior Non-PO Certificates over the following four years. The disproportionate allocation of the applicable Non-PO Percentages of prepayments on the Mortgage Loans will accelerate the amortization of those Senior Non-PO Certificates relative to the amortization of the related Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first nine years.

Distributions will be made on each Distribution Date from the Pool Distribution Amount (if the Mortgage Pool is not divided into loan groups) or Amounts (if there are multiple loan groups, in which case the Senior Certificates and any components of a group will be paid from the related Pool Distribution Amount) in the following order of priority:

          --------------------------------------------------------------
           First, to the classes of Senior Certificates and components (if any) entitled to payments of interest, to pay interest;
          --------------------------------------------------------------
                                       |
                                       |
                                       v
          --------------------------------------------------------------
           Second, pro rata, to the Senior Non-PO Certificates
           and any ratio strip component or Ratio Strip
           Certificates entitled
                   to payments of principal, to pay principal;
          --------------------------------------------------------------
                                       |
                                       |
                                       v
          --------------------------------------------------------------
               Third, to any ratio strip component or Ratio
           Strip Certificates, to pay any PO Deferred Amounts,
           from amounts
            otherwise payable as principal to the related Subordinate
                                  Certificates;
          --------------------------------------------------------------
                                       |
                                       |
                                       v
          --------------------------------------------------------------
            Fourth, subject to any cross-collateralization payments,
          sequentially, to each class of Subordinate Certificates from the related Pool Distribution Amount or Amounts to pay
            interest and principal in the order of payment priority,
                      until each class balance is zero; and
          --------------------------------------------------------------
                                       |
                                       |
                                       v
          --------------------------------------------------------------
           Fifth, to the residual certificate, any remaining
                                    amounts.
          --------------------------------------------------------------

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


The Sponsor.............................Bank of America,  National  Association  ("Bank of America")
                                        will  serve  as  the   sponsor   (the   "Sponsor")   of  the
                                        Certificates.

                                        See "The  Sponsor,"  "Mortgage  Purchase  Program"  and "The
                                        Pooling   Agreement"  in  the  base   prospectus   and  "The
                                        Originator" and "Bank of America's  Underwriting  Standards"
                                        herein  for  more   information   about  the  Sponsor,   its
                                        securitization  programs,  its solicitation and underwriting criteria  used  to  originate  the  Mortgage  Loans  and its material roles and duties in this transaction.

The Servicers and the Master Servicer...The  Mortgage  Loans will be  serviced by the  Servicers  in accordance with various servicing agreements (the "Servicing
                                        Agreements").   The  Servicers  may  perform  any  of  their
                                        obligations  under the Servicing  Agreements  through one or more  subservicers.  Despite the  existence of  subservicing arrangements, each Servicer will be liable for its servicing
                                        duties  and   obligations   under  the   related   Servicing
                                        Agreements  as if such  Servicer  alone were  servicing  the
                                        Mortgage  Loans.  All of the  Mortgage  Loans will be master serviced by the Master Servicer in accordance with the terms of the  Pooling  Agreement.  The  Master  Servicer  will  be required to supervise,  monitor and oversee the  performance of the Servicers,  but will not be directly  responsible for the  servicing  of the  Mortgage  Loans.  In the  event of a default by a Servicer (other than [Wells Fargo Bank,  N.A.])
                                        under the related Servicing  Agreement,  the Master Servicer will be  required  to  enforce  any  remedies  against  such
                                        Servicer  and will be  required  to either  find a successor servicer or assume the primary servicing  obligations of the related  Mortgage  Loans.  In the  event the  default  is by
                                        [Wells Fargo Bank, N.A.] in its capacity as a Servicer,  the
                                        Trustee  will be required to enforce  any  remedies  against
                                        [Wells  Fargo  Bank,  N.A.] and either  appoint a  successor servicer or assume the primary servicing  obligations of the related Mortgage Loans.

Static Pool Information.................Information   concerning  the  Sponsor's  prior  residential
                                        mortgage loan  securitizations  involving  fixed-rate  first lien mortgage  loans  underwritten  in  accordance  with the
                                        Sponsor's  general  underwriting  standards  described under
                                        "Bank of America's  Underwriting  Standards--Bank of America
                                        General  Underwriting  Standards"  and first  lien  mortgage
                                        loans   underwritten   in  accordance   with  the  Sponsor's
                                        alternative  underwriting  standards described under "--Bank of America Alternative Underwriting Standards," and, in each case,  issued by an affiliate of the  Depositor is available
                                        on               the               internet               at
                                        http://corp.bankofamerica.com/public/regulationab/bafc/index.jsp.

                                        Without charge or  registration,  investors can view on this
                                        website  the  following   information   for  each  of  those
                                        securitizations:

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        o    summary  initial pool  information;  and

                                        o    delinquency,    cumulative    loss,    and   prepayment
                                             information as of each  Distribution  Date for the five
                                             years preceding the date of first use of the prospectus
                                             supplement.

                                        In  the  event  any  changes  or  updates  are  made  to the
                                        information   available  on  the  Sponsor's   website,   the
                                        Depositor  will provide a copy of the  original  information
                                        upon   request  to  any  person  who  writes  or  calls  the
                                        Depositor.  The  Depositor's  address  is  214  North  Tryon
                                        Street,  Charlotte,  North  Carolina  28255.  Its  telephone number is (704) 386-2400.

                                        This static pool data may have been  influenced  in the past by factors beyond the Sponsor's  control,  such as unusually robust  housing  prices,  low interest  rates and changes in
                                        product   type.   Therefore,   the   performance   of  prior
                                        residential   mortgage  loan   securitizations  may  not  be
                                        indicative of the future performance of the Mortgage Loans.


Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        YOU  SHOULD  FULLY  CONSIDER  THE RISKS  ASSOCIATED  WITH AN
                                        INVESTMENT IN THE OFFERED CERTIFICATES. BEFORE INVESTING YOU
                                        SHOULD   CAREFULLY   REVIEW  "RISK   FACTORS"  IN  THE  BASE
                                        PROSPECTUS TOGETHER WITH THE RISK FACTORS SET FORTH BELOW.

Subordination of any Super Senior
Support and Subordinate Certificates
Increases Risk of Loss..................Subordinate  certificateholders  are more  likely  to suffer losses as a result of losses or delinquencies on the related
                                        Mortgage   Loans   than   are   Senior   certificateholders.

                                        o    The rights of each class of Subordinate Certificates to
                                             receive  distributions  of interest and  principal  are
                                             subordinated  to  the  rights  of  the  related  Senior
                                             Certificates  and  each  class of  related  Subordinate
                                             Certificates  higher in order of  payment  priority.

                                        o    Losses that are realized on the Mortgage  Loans will be
                                             allocated  first to the  class of  related  Subordinate
                                             Certificates lowest in order of payment priority,  then
                                             to the class of related  Subordinate  Certificates next
                                             lowest  in  order of  payment  priority  and so on,  in
                                             reverse order of payment priority until the outstanding
                                             class  balances of such  classes  have been  reduced to
                                              zero.

                                        Any Super Senior Support  certificateholders should consider the risk that after the related Subordinate Certificates are no  longer  outstanding,  the  principal  portion  of losses realized on the applicable Mortgage Loans that are allocated to a class of Super Senior Certificates will be borne by the related class of Super Senior Support  Certificates,  rather than such class of Super Senior Certificates.

The Rate of Principal Payments
on the Mortgage Loans Will Affect
the Yield on the Offered Certificates...Because  principal  payments on the  Mortgage  Loans will be distributed currently on the related Senior Certificates and
                                        the   related   Subordinate   Certificates,   the   rate  of
                                        distributions of principal and the yield to maturity on your
                                        Certificates  will be  directly  related to (i) the rate and timing of payments of principal on the  applicable  Mortgage
                                        Loans  and  (ii)  the  amount  and  timing  of  defaults  by borrowers that result in losses on the  applicable  Mortgage
                                        Loans.  Borrowers  are  permitted to prepay  their  Mortgage
                                        Loans,  in whole  or in part,  at any  time.  The  principal payments  on  the  Mortgage  Loans  may be in  the  form  of scheduled  principal payments or principal  prepayments (for this  purpose,  the  term  "principal  prepayment"  includes prepayments  and any other  recovery of principal in advance


Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms

                                        of  the  scheduled  due  date,  including   repurchases  and
                                        liquidations due to default, casualty,  condemnation and the like). Any of these prepayments will result in distributions to you of amounts that would  otherwise be distributed  over the remaining term of the Mortgage Loans.

                                        The rate of principal payments on the Mortgage Loans will be affected by the following:

                                        o    the amortization schedules of the Mortgage Loans;

                                        o    the rate of partial prepayments and full prepayments by
                                             borrowers due to refinancing,  job transfer, changes in
                                             property values or other factors;

                                        o    liquidations  of the properties  that secure  defaulted
                                             Mortgage  Loans;

                                        o    repurchases  of Mortgage  Loans by the  Depositor,  the
                                             Sponsor  or the  applicable  Originator  as a result of
                                             defective  documentation or breaches of representations
                                             or warranties;

                                        o    the exercise of due-on-sale clauses by the Servicers in
                                             connection  with transfers of mortgaged  properties;

                                        o    the optional  repurchase  of all the Mortgage  Loans by
                                             the  Master  Servicer  to effect a  termination  of the
                                             Issuing  Entity or certain of the Mortgage Loans in the
                                             Issuing  Entity  when the  aggregate  Stated  Principal
                                             Balance of the  related  Mortgage  Loans is less than a
                                             specified  percentage of the aggregate unpaid principal
                                             balance of such Mortgage  Loans as of the cut-off date;
                                             and

                                        o    general and targeted  solicitations  for refinancing by
                                             mortgage originators (including the Sponsor).

                                        The rate of principal  payments on the  Mortgage  Loans will depend greatly on the level of mortgage interest rates:

                                        o    If prevailing interest rates for similar mortgage loans
                                             fall below the interest  rates on the Mortgage Loans in
                                             the Issuing Entity, the rate of prepayment is likely to
                                             increase.

                                        o    Conversely,  if prevailing  interest  rates for similar
                                             mortgage  loans  rise above the  interest  rates on the
                                             Mortgage  Loans  in the  Issuing  Entity,  the  rate of
                                             prepayment is likely to decrease.


Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        If  you  are  purchasing  any  Offered   Certificates  at  a
                                        discount,  and specifically if you are purchasing  principal only  certificates,  you  should  consider  the risk that if principal  payments on the applicable  Mortgage Loans, or in the case of any ratio strip certificates, some or all of the
                                        Discount  Mortgage  Loans,  occur at a rate  slower than you expected, your yield will be lower than you expected. If you are purchasing any Offered  Certificates  at a premium,  and
                                        specifically   if   you   are   purchasing   interest   only
                                        certificates, you should consider the risk that if principal payments on the applicable mortgage loans or, in the case of interest only certificates whose notional amount is based on some or all of the  Premium  Mortgage  Loans,  such  Premium
                                        Mortgage  Loans,  occur at a rate faster than you  expected, your  yield may be lower  than you  expected.  You must make
                                        your  own  decisions  as  to  the   appropriate   prepayment
                                        assumptions   to  be  used  when   purchasing   any  Offered
                                        Certificates. The applicable Senior Prepayment Percentage of
                                        the   applicable   Non-PO   Percentage   of  all   principal
                                        prepayments    (excluding   for   this   purpose,    partial
                                        liquidations due to default, casualty,  condemnation and the like)  initially  will  be  distributed  to the  classes  of related Senior Non-PO Certificates and any components with a principal  balance  (other  than  components  of Ratio Strip
                                        Certificates) then entitled to receive principal  prepayment distributions. This may result in all (or a disproportionate percentage) of those principal prepayments being distributed to such Senior Non-PO Certificates and any components with a principal  balance  (other  than  components  of Ratio Strip
                                        Certificates)  and none (or less than their pro rata  share)
                                        of such principal  prepayments  being distributed to holders of the related  Subordinate  Certificates during the periods of time  described in the  applicable  definition of "Senior
                                        Prepayment Percentage."

                                        The  timing  of  changes  in the  rate  of  prepayments  may significantly  affect the actual  yield to you,  even if the average rate of principal  prepayments  is  consistent  with your  expectations.  In general,  the earlier the payment of principal  of the related  Mortgage  Loans,  the greater the effect on your yield to maturity. As a result, the effect on your  yield of  principal  prepayments  occurring  at a rate higher (or lower)  than the rate you  anticipate  during the
                                        period   immediately   following   the   issuance   of   the
                                        certificates  will  not  be  offset  by  a  subsequent  like
                                        reduction   (or   increase)   in  the   rate  of   principal
                                        prepayments.

Any Interest Rate Cap Agreement
is Subject to Counterparty Risk.........The Securities Administrator on behalf of the Issuing Entity may enter into one or more Interest Rate Cap Agreements with one or more  counterparties,  for  the  benefit  of  certain
                                        Classes of  Certificates.  Each  Interest Rate Cap Agreement
                                        will  require the  applicable  counterparty  to make certain payments  in  certain  circumstances.  To  the  extent  that


Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        payments on such Certificates  depend in part on payments to be  received  by  the  Securities  Administrator  under  the related  Interest  Rate Cap  Agreement,  the  ability of the
                                        Securities  Administrator  to  make  such  payments  on such
                                        Certificates  will  be  subject  to the  credit  risk of the applicable counterparty.

Delinquencies and Losses on the
Mortgage Loans Will Adversely
Affect Your Yield.......................Delinquencies  on the mortgage  loans which are not advanced by or on behalf of a Servicer  (because  such  Servicer  has
                                        determined  that  these  amounts,  if  advanced,   would  be
                                        nonrecoverable),  will  adversely  affect  the  yield on the related  Senior  Certificates  and the  related  Subordinate
                                        Certificates.  A  Servicer  will  determine  that a proposed advance is  nonrecoverable  when, in the good faith exercise of its servicing judgment,  it believes the proposed advance
                                        would  not  be  ultimately   recoverable  from  the  related
                                        mortgagor, related liquidation proceeds, or other recoveries in respect of the Mortgage Loan.  Because of the priority of distributions,  shortfalls resulting from delinquencies that are not  covered  by  advances  will be  borne  first by the
                                        related  Subordinate   Certificates  (in  reverse  order  of
                                        payment   priority),   and  then  by  the   related   Senior
                                        Certificates.

                                        Net interest  shortfalls will adversely affect the yields on the Offered Certificates. In addition, losses generally will be  borne  by the  related  Subordinate  Certificates.  As a result,  the yields on the Offered  Certificates will depend on the rate and  timing of  realized  losses on the  related
                                        Mortgage Loans.

There Are Risks Relating to
Exchangeable REMIC Certificates
and Exchangeable Certificates...........If you are purchasing any Exchangeable REMIC Certificates or
                                        Exchangeable  Certificates,  you  should  consider  that the
                                        characteristics   of  any  Exchangeable   Certificates  will
                                        reflect, in the aggregate,  generally the characteristics of the related  Exchangeable REMIC Certificates.  Investors are encouraged  to also  consider a number of factors  that will limit a certificateholder's ability to exchange Exchangeable
                                        REMIC  Certificates for  Exchangeable  Certificates and vice versa:

                                        o    At   the   time   of   the   proposed    exchange,    a
                                             certificateholder  must own Certificates of the related
                                             Class or Classes in the  proportions  necessary to make
                                             the desired exchange.

                                        o    A certificateholder  that does not own the Certificates
                                             may be  unable  to obtain  the  necessary  Exchangeable
                                             REMIC Certificates or Exchangeable Certificates because
                                             the holders of the needed Certificates may be unwilling


Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                             or  unable  to  sell  them  or  because  the  necessary
                                             Certificates  have been  placed  into  other  financial
                                             structures.

                                        o    Principal   distributions  will  decrease  the  amounts
                                             available  for exchange over time.

                                        o    Certificates   may   only   be   held   in   authorized
                                             denominations.

Credit Scores May Not Accurately
Predict the Likelihood of Default.......The Originators generally use Credit Scores as part of their underwriting processes. A credit score purports only to be a measurement  of the  relative  degree  of  risk  a  borrower represents to a lender,  i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score.  In addition, it should be noted that  credit  scores  were  developed  to indicate  a level of  default  probability  over a  two-year period,  which  does  not  correspond  to the  life  of most
                                        mortgage   loans.   Furthermore,   credit  scores  were  not
                                        developed  specifically  for use in connection with mortgage loans, but for consumer loans in general.  Therefore, credit
                                        scores   do   not   address    particular    mortgage   loan
                                        characteristics  that influence the probability of repayment by the borrower.  None of the Depositor,  the Sponsor or the
                                        Originators makes any  representations  any mortgage loan or that a  particular  credit  score should be relied upon as a basis for an  expectation  that a  borrower  will  repay its mortgage loan according to its terms.

Geographic Concentration May
Increase Risk of Loss Due to
Adverse Economic Conditions
or Natural Disasters....................At various times, certain geographic regions will experience
                                        weaker   economic   conditions  and  housing   markets  and,
                                        consequently,  will  experience  higher rates of delinquency and loss on mortgage loans generally.  In addition,  certain
                                        states  have  experienced   natural   disasters,   including
                                        earthquakes,   fires,  floods  and  hurricanes,   which  may
                                        adversely   affect  property  values.   Although   mortgaged
                                        properties located in certain identified flood zones will be required to be covered, to the maximum extent available,  by flood insurance,  no mortgaged  properties will otherwise be required  to be  insured  against  earthquake  damage or any
                                        other  loss  not  covered  by  standard   hazard   insurance
                                        policies.  Any  concentration  of mortgaged  properties in a state or region may present unique risk considerations.

                                        Any deterioration in housing prices in a state or region due to adverse  economic  conditions,  natural disaster or other factors,  and any deterioration of economic  conditions in a

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        state or  region  that  adversely  affects  the  ability  of borrowers to make payments on the mortgage loans, may result in losses on the Mortgage  Loans.  Any losses may  adversely
                                        affect  the  yield  to  maturity  of  the  related   Offered
                                        Certificates.

Residential Real Estate Values
May Fluctuate and Adversely.............In the past year,  delinquencies  and  defaults  on mortgage loans  generally have increased and may continue to increase in the future.  In addition,  there has been a proliferation in recent years of  affordability  products that provide for lower initial  payments and/or little or no downpayment.  As property  values  decline or  stabilize  after many years of robust gains and housing inventory for sale increases, it is likely that these negative  performance trends will continue and may increase,  especially as borrowers  face  increasing payments on adjustable rate and interest only mortgage loans and in an environment of  increasingly  restrictive  lending standards. If residential real estate values generally or in a particular geographic area decline, a borrow may have less equity in the mortgaged property than originally anticipated leading to less  inclination on the part of such borrower to cure delinquencies and avoid foreclosure. If the residential real estate market should  experience an overall  decline in property  values  large  enough  to  cause  the  outstanding balances of the Mortgage  Loans and any secondary  financing on the related  mortgaged  properties  to approach or exceed
                                        the  value  of  the  mortgaged  properties,   delinquencies,
                                        foreclosures  and losses could be higher than anticipated or
                                        in  the  Sponsor's  prior   securitizations   involving  the
                                        Depositor.

                                        In addition,  adverse economic  conditions and other factors
                                        (which  may or may not  affect  real  property  values)  may affect the mortgagors'  timely payment of scheduled payments of  principal  and  interest  on  the  Mortgage  Loans  and, accordingly, the actual rates of delinquencies, foreclosures and losses with  respect to the mortgage  pool.  These other factors could  include  excessive  building  resulting in an oversupply of housing in a particular  area or a decrease in employment  reducing  the demand for housing in an area.  To the  extent  that  credit  enhancements  do not  cover  such losses, your yield may be adversely impacted.

United States Military Operations
May Increase Risk of Relief
Act Shortfalls..........................As a result of military  operations in Afghanistan and Iraq, the United States has placed a  substantial  number of armed forces  reservists  and  members  of the  National  Guard on active  duty  status.  It is  possible  that the  number  of reservists  and  members  of the  National  Guard  placed on


Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        active duty status may remain at high levels for an extended time.  To the  extent  that a member of the  military,  or a member of the armed forces reserves or National Guard who is called to active duty,  is a mortgagor of a mortgage loan in
                                        the   trust,   the   interest   rate   limitation   of   the
                                        Servicemembers  Civil Relief Act, and any  comparable  state law, will apply.  This may result in interest  shortfalls on the Mortgage Loans in the trust,  which will be borne by all classes of interest  bearing  Certificates  and  components.
                                        Neither the Sponsor nor the  Depositor  has taken any action to  determine  whether  any of the  Mortgage  Loans would be affected by these interest rate limitations.

The Certificates May Not Receive
Amounts Expected from any Interest
Rate Cap Agreement......................The payments  from any Interest  Rate Cap  Agreement for any
                                        Distribution  Date  will be based on the  lesser  of (x) the class  balance(s) of the related Class or Classes or (y) the related  notional  amount,  which  will  decrease  for  each
                                        Distribution Date during the life of the applicable Interest
                                        Rate Cap  Agreement.  The  notional  amounts  are  generally
                                        derived  by  using  an  assumed   prepayment  rate  for  the
                                        applicable  mortgage loans. The actual rate of prepayment on the  applicable  mortgage loans is likely to differ from the rate assumed.  If  prepayments on these mortgage loans occur at a rate  slower  than the  rate  used in  determining  the notional amounts,  the class balance(s) of the related Class or Classes will be greater than the related  notional amount for  a  Distribution  Date  and  a  holder  of  the  related
                                        Certificates will receive less than if the counterparty were required to make payments  based on the class  balance(s) of the related Class or Classes.

There is a Risk that Interest
Payments on the Mortgage Loans
May Be Insufficient to Pay Interest
on Your Certificates....................When a Mortgage  Loan is prepaid in full,  the  mortgagor is charged  interest  only up to the date on which  payment  is made,  rather  than for an entire  month.  When a  mortgagor makes a partial principal prepayment on a Mortgage Loan, the mortgagor is not charged  interest on the prepayment for the month in which the principal  prepayment was received.  This may result in a shortfall in interest collections  available for payment on the next Distribution  Date. Each Servicer is required  to cover a portion of the  shortfall  in  interest collections that are attributable to prepayments in full and partial  prepayments on the Mortgage Loans it services,  but in each case only up to the amount of Compensating  Interest related to such Mortgage Loans for such  Distribution  Date.
                                        To the extent these shortfalls are not covered by the amount of related Compensating Interest, they will be allocated pro rata to the related classes of interest-bearing Certificates and any related components.


Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


Certificates May Not Be
Appropriate for Individual
Investors...............................If  you  are  an  individual  investor  who  does  not  have sufficient resources or expertise to evaluate the particular characteristics  of a class  of  Offered  Certificates,  the
                                        Offered  Certificates  may not be an appropriate  investment for you. This may be the case  because,  among other things:

                                        o    if you purchase your Certificates at a price other than
                                             par,  your yield to maturity  will be  sensitive to the
                                             uncertain  rate and timing of principal  prepayments on
                                             the applicable  Mortgage Loans;

                                        o    the  rate  of  principal   distributions  on,  and  the
                                             weighted  average  lives of, the  Offered  Certificates
                                             will be sensitive to the  uncertain  rate and timing of
                                             principal  prepayments on the applicable Mortgage Loans
                                             and the priority of principal  distributions  among the
                                             classes  of  Certificates,  and as  such,  the  Offered
                                             Certificates  and, in particular,  any class of special
                                             retail certificates,  may be inappropriate  investments
                                             for you if you require a  distribution  of a particular
                                             amount of principal on a specific  date or an otherwise
                                             predictable  stream of distributions;

                                        o    you may not be able to reinvest amounts  distributed in
                                             respect  of  principal  on  your  Certificates   (which
                                             distributions,  in general,  are expected to be greater
                                             during periods of relatively  low interest  rates) at a
                                             rate at  least as high as the  applicable  pass-through
                                             rate or your expected  yield;

                                        o    a secondary market for the Offered Certificates may not
                                             develop or provide you with  liquidity  of  investment;
                                             and

                                        o    you  must pay tax on any  interest  or  original  issue
                                             discount  in the year it  accrues,  even if the cash is
                                             paid to you in a different year.

Limited Source of Payments --
No Recourse to Depositor, Seller,
Servicers or Trustee....................Proceeds of the  Mortgage  Loans (and any  insurance  policy
                                        with   respect  to  a  class  of  insured   special   retail
                                        certificates)  will be the sole  source of  payments  on the
                                        Certificates.  The Certificates do not represent an interest
                                        in  or  obligation  of  the  Depositor,   the  Sponsor,  the
                                        Servicers,   the  Originators,   the  Master  Servicer,  the
                                        Securities  Administrator,  the  Trustee  or  any  of  their affiliates.  There are, however,  limited obligations of the
                                        Depositor,  the Sponsor and the Originators  with respect to certain  breaches of  representations  and  warranties,  and limited  obligations  of the Servicers with respect to their servicing obligations.

                                        Neither  the  Certificates  nor the  Mortgage  Loans will be guaranteed  by or  insured  by any  governmental  agency  or instrumentality,  the Depositor, the Sponsor, the Servicers,


Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        the  Originators,   the  Master  Servicer,   the  Securities
                                        Administrator,  the  Trustee  or  any of  their  affiliates.
                                        Consequently,   if  payments  on  the  Mortgage   Loans  are
                                        insufficient  or otherwise  unavailable to make all payments required on the  Certificates,  there will be no recourse to the Depositor,  the Sponsor, the Servicers, the Originators,
                                        the  Master  Servicer,  the  Securities  Administrator,  the
                                        Trustee or any of their affiliates.

The Depositor, the Sponsor or the
Originators May Not Be Able to
Repurchase Defective Mortgage Loans.....The  Depositor,  the Sponsor and the  Originators  will make
                                        various   representations  and  warranties  related  to  the
                                        Mortgage  Loans.  If  the  Depositor,   the  Sponsor  or  an
                                        Originator,  as applicable,  fails to cure a material breach of its  representations  and warranties  with respect to any
                                        Mortgage  Loan  sold  by it in a  timely  manner,  then  the
                                        Depositor,  the Sponsor or that  Originator,  as applicable,
                                        would   be   required   to   repurchase,   or   in   certain
                                        circumstances, substitute for, the defective Mortgage Loan.

                                        Recently,   numerous   residential   mortgage  lenders  have
                                        experienced  serious  financial  difficulties  and,  in some cases, bankruptcy.  Those difficulties have resulted in part from declining  markets for their mortgage loan originations and claims for repurchases of mortgage loans previously sold under  provisions  that require  repurchase  in the event of
                                        early  payment   defaults,   or  for  material  breaches  of
                                        representations  and warranties  made on the mortgage loans, such as fraud claims. Other lenders which rely on the credit markets to fund their mortgage loan  originations  have been severely  impacted  by  recent  turmoil  in  these  markets, forcing significant write-downs to their loan portfolios and
                                        considerable   margin   calls.   It  is  possible  that  the
                                        Depositor,  the Sponsor or an Originator  may not be capable of repurchasing or substituting  for any defective  Mortgage
                                        Loans, for these financial or other reasons.

                                        The inability of the Depositor, the Sponsor or an Originator to  repurchase or substitute  for defective  Mortgage  Loans would likely cause the Mortgage  Loans to experience  higher rates of  delinquencies,  defaults and losses.  As a result,
                                        shortfalls   in  the   distributions   due  on  the  related
                                        Certificates could occur.

Limited Liquidity.......................The  Underwriter  intends to make a market for  purchase and
                                        sale  of  the  Offered   Certificates  after  their  initial
                                        issuance,  but the  Underwriter  has no obligation to do so.
                                        There is no  assurance  that such a  secondary  market  will develop  or, if it does  develop,  that it will  provide you with  liquidity of  investment  or that it will continue for the life of the Offered  Certificates.  As a result, you may not be able to sell your Certificates or you may not be able


Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                                        to sell your  Certificates at a high enough price to produce your desired return on investment.

                                        The  secondary  market  for  mortgage-backed  securities  is currently experiencing a period of illiquidity.  Illiquidity means that there may not be any purchasers for your class of
                                        Certificates.   Although  any  class  of  Certificates   may
                                        experience  illiquidity,  it is more likely that  classes of
                                        Certificates  that are more sensitive to prepayment,  credit or  interest  rate risk (such as the  Interest  Only,  Super
                                        Senior Support, Companion,  Inverse Floating Rate, Principal
                                        Only,  or  Subordinated   Certificates)  or  are  backed  by
                                        mortgage loans  originated  using  "alternative"  guidelines will experience illiquidity.

Alternative Underwriting Standards
May Increase Risk of Loss...............Certain of the Mortgage Loans may have been originated using an  Originator's  "alternative"  or "modified"  underwriting standards.  These underwriting guidelines are different from and, in certain  respects,  less  stringent than the general
                                        underwriting   guidelines   employed   by   the   applicable
                                        Originator.  For example,  certain of the mortgage loans may have been originated  with less than standard  documentation or with higher maximum  loan-to-value  ratios.  Accordingly, the mortgage  loans may experience  rates of  delinquencies, defaults,  foreclosure,  bankruptcy and loss that are higher than those experienced by mortgage loans  underwritten using the applicable Originator's general underwriting standards.

The Rate of Default on Mortgage
Loans that Are Secured by Investor
Properties May be Higher than on
Other Mortgage Loans....................Certain of the  Mortgage  Loans may be  secured by  investor properties. An investor property is a property which, at the time of origination,  the mortgagor represented would not be used as the  mortgagor's  primary  residence or second home.
                                        Because the  mortgagor  is not living on the  property,  the mortgagor may be more likely to default on the mortgage loan than on a  comparable  mortgage  loan  secured  by a primary residence,  or  to  a  lesser  extent,  a  second  home.  In addition,  income  expected to be generated from an investor property may have been considered for underwriting  purposes in  addition  to the  income  of the  mortgagor  from  other sources. Should this income not materialize,  it is possible the mortgagor  would not have  sufficient  resources to make payments on the mortgage loan.


Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


Mortgage Loans Having an Interest
Only Period May Have a Higher Risk
Of Default or Rates of Prepayment.......Certain of the Mortgage  Loans may have an initial  interest only  period  after  the date of  origination.  During  this interest  only  period,  the  payment  due from the  related mortgagor  will be less than that of a traditional  mortgage loan.  In addition,  the  principal  balance of the mortgage loan will not be reduced (except in the case of prepayments)
                                        because  there  will be no  scheduled  monthly  payments  of principal  during this  period.  Accordingly,  no  principal payments  will be  distributed  to the related  Certificates from these  Mortgage Loans during their interest only period except in the case of prepayment.

                                        After  the  initial  interest  only  period,  payments  on a
                                        mortgage   loan  with  an  interest   only  period  will  be
                                        recalculated to amortize fully its unpaid principal  balance over its remaining  life and the mortgagor  will be required to make  scheduled  payments of both principal and interest.
                                        The required  payment of principal  will increase the burden on the  mortgagor  and may  increase  the risk of default or prepayment  under the related mortgage loan. In underwriting mortgage loans with interest only periods,  the  Originators generally do not consider the ability of  mortgagors to make payments  of  principal  at the  end of  the  interest  only period.  Higher  scheduled  monthly  payments may induce the related  mortgagors to refinance their mortgage loans, which would result in higher prepayments.  Recently,  though, many originators of mortgage  loans,  including the  Originators, have tightened their lending criteria as  delinquencies  and losses have increased on mortgage loans in general. This may result  in fewer or no  refinancing  options  as  mortgagors reach the end of their interest only period. In addition, in default  situations  losses may be greater on these mortgage loans  because  they  do not  amortize  during  the  initial period. These losses will be allocated to the Certificates.

                                        The  performance  of mortgage  loans with an  interest  only period may be  significantly  different  from mortgage loans
                                        that  amortize  from   origination.   In  particular   these
                                        mortgagors  may be more likely to refinance  their  mortgage loans,  which may result in higher  prepayment  speeds  than would otherwise be the case.

Inclusion of Mortgage Loans that
have been Delinquent in the Past
May Increase Risk of Loss...............Although  all of  the  Mortgage  Loans  are  expected  to be current as of the  Cut-off  Date,  certain  of the  Mortgage
                                        Loans may have been 30 days  delinquent  once or more during the previous  twelve  months.  A mortgage loan that has been delinquent  more  than once in the  recent  past may be more likely than other mortgage loans to become delinquent in the future.


Banc of America Securities LLC                                                39
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


There Are Risks Relating to
Mortgaged Properties Subject to
Second Lien Mortgage Loans..............At the time of origination of certain of the Mortgage Loans, a lender  other  than  the  applicable  Originator  may have originated a second lien mortgage loan.  Mortgage Loans that
                                        have  second  lien  mortgage  loans   encumbering  the  same
                                        mortgaged  property may have higher rates of delinquency and foreclosure  relative  to  mortgage  loans  that do not have second lien mortgage  loans behind them.  This may be due to changes in the mortgagor's  debt-to-income profile, the fact that  mortgagors  may then have less equity in the mortgaged property  or other  factors.  You should  also note that any mortgagor  could obtain a second lien  mortgage  loan at any time  subsequent to the date of  origination  of their first lien mortgage loan from any lender.

Subordinate Certificates May
Provide Subordination for All
Groups..................................The Subordinate  Certificates may provide credit support for more  than one  Group of  Senior  Certificates  and thus the outstanding class balances of such Subordinate  Certificates could be reduced  to zero as a result of a  disproportionate amount of principal losses on the Mortgage Loans in one Loan
                                        Group. Therefore,  these losses on the Mortgage Loans in one
                                        Loan Group will  reduce the  subordination  provided  by the
                                        Subordinate  Certificates  to the  other  Groups  of  Senior
                                        Certificates  and increase the likelihood that losses may be allocated to the other Groups of Senior Certificates.

                                        Under certain circumstances due to a cross-collateralization mechanism,  principal otherwise payable to these Subordinate
                                        Certificates will be paid to certain Senior Certificates.

High Rates of LIBOR or Another
Index May Result in a Lower or
Negative Yield on any Inverse
Floating Rate Interest Only
Certificates............................If you are  purchasing  any inverse  floating  rate interest only certificates, in addition to the risk that a rapid rate of prepayments on the related Mortgage Loans may result in a lower actual  yield than you  expected or a negative  yield, you should also  consider  the risk that high rates of LIBOR
                                        or  high  rates  of  another   applicable   index  for  your
                                        certificates  may  result in the  failure  to  recover  your initial investment.


Banc of America Securities LLC                                                40
--------------------------------------------------------------------------------
The depositor has filed a registration  statement  (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you  should  read  the  prospectus  in that  registration  statement  and  other documents the  depositor  has filed with the SEC for more  complete  information about the depositor and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free  1-800-294-1322 or you
e-mail   a   request   to   dg.prospectus_distribution@bofasecurities.com.   The
securities may not be suitable for all investors. Banc of America Securities LLC
(the  "Underwriter")  and its affiliates may acquire,  hold or sell positions in these  securities,  or in related  derivatives,  and may have an  investment  or commercial banking relationship with the depositor.

The  information  contained  in these  materials  may be  based  on  assumptions
regarding  market  conditions  and  other  matters  as  reflected  herein.   The
Underwriter  makes  no  representation  regarding  the  reasonableness  of  such assumptions  or the  likelihood  that any such  assumptions  will  coincide with actual market  conditions or events,  and these  materials  should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners  and  employees,  including  persons  involved  in the  preparation  or issuance  of  these  materials,  may,  from  time to  time,  have  long or short positions in, and buy and sell, the securities  mentioned  herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only.  Information in these  materials  regarding any securities discussed herein supersedes all prior information  regarding such securities.  These  materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction  where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


                      Categories of Classes of Certificates

     The Certificates of any series may be comprised of one or more classes. The classes, in general, fall into different categories. The chart in the base prospectus under the heading "Description of the Certificates--Categories of Classes of Certificates" identifies and generally defines certain of the more typical categories. The prospectus supplement for a series of Certificates may identify the classes which comprise that series by reference to those categories or another category specified in the prospectus supplement.

                                 The Originator

     Bank of America has been originating mortgage loans in excess of 25 years.

     Bank of America originates mortgage loans (i) directly to consumers; (ii) indirectly through brokers; and (iii) through other loan originators. Bank of America's direct-to-consumer originations include mortgage loans made to:

     o customers applying for a mortgage at one of Bank of America's banking center locations;

     o    customers applying for a Bank of America mortgage via telephone;

     o customers applying for a mortgage utilizing Bank of America's internet site; and

     o customers applying for a mortgage with one of Bank of America's retail mortgage account executives, who obtain customers by networking with realtors and builders in their local markets.

     Bank of America also originates loans indirectly through its wholesale channel where:

     o the initial application is processed by an independent mortgage broker approved to sell loans to Bank of America; or

     o applications are processed and the mortgage loan is originated by another entity and subsequently acquired by Bank of America after closing.

     The real estate lending processes for one- to four-family mortgage loans in all origination channels follow standard procedures, designed to comply with applicable federal, state and local laws and regulations.

     The table below sets forth the number and aggregate principal balance of mortgage loans of the type which may be included in trusts similar to the Issuing Entity, which were originated by Bank of America during the periods indicated:

Banc of America Securities LLC                                                41
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms



                                                                                                Three-
                                                                                             Months Ended
                                           Twelve-Months Ended December 31,                   March 31,
                             -------------------------------------------------------------- ---------------
                                 2003             2004            2005           2006            2007
By Number                       792,496         454,683         394,942        371,079          98,240
By Aggregate Principal
Balance (in billions)           $131.1           $87.5           $86.8          $85.5           $23.4


                    Bank of America's Underwriting Standards

     General Underwriting Standards

     The Application and Use of Credit Scoring. Regardless of the channel in which the loan was originated, a mortgage application is completed containing information that assists in evaluating the mortgagor's credit standing, capacity to repay the loan and adequacy of the mortgaged property as collateral for the loan. During the application process, the applicant is required to authorize Bank of America to obtain a credit report that summarizes the applicant's credit history with merchants and lenders and any record of bankruptcy or prior foreclosure. This credit information may be obtained from either a single credit repository or from up to three credit repositories. The credit bureau inquiry also includes a request for the applicant's Credit Score. If the credit bureaus cannot generate a Credit Score due to insufficient information about an applicant, Bank of America will consider proof of an applicant's alternative credit history, such as a history of consistent rent and utility payments.

     In addition to a Credit Score, Bank of America may obtain a Custom Mortgage Score. In order to generate a Custom Mortgage Score, the applicant must have at least one trade line on his or her credit report and also have a Credit Score. The "Custom Mortgage Score" was developed on a population of mortgage loans serviced by Bank of America and is designed to assess the likelihood that a mortgage loan will become 60 days or more delinquent within two years of application. The Custom Mortgage Score used by Bank of America will either have been developed by Bank of America individually or with the assistance of a third party. The Custom Mortgage Score requires a Credit Score and utilizes information obtained from one of the three major credit bureaus. The credit bureau used depends on the geographic location of the applicant's residence at the time of application. Bank of America may evaluate a prospective borrower's creditworthiness with either (i) a Credit Score, (ii) a Custom Mortgage Score or
(iii) a combination of a Credit Score and a Custom Mortgage Score.

     Underwriting Evaluation by Automated Underwriting Decision Engine or Manual Underwriter. Each mortgage loan underwritten to Bank of America's general underwriting standards is underwritten in accordance with guidelines established in Bank of America's Product and Policy Guides (the "Product Guides"). These underwriting standards applied by Bank of America in originating or acquiring mortgage loans are intended to evaluate the applicants' repayment ability, credit standing, and the adequacy of the mortgage property as collateral for the mortgage loan. The underwriting standards as established in the Product Guides are continuously updated to reflect prevailing conditions in the residential market, new mortgage products, and the investment market for residential mortgage loans.

     Each mortgage application is evaluated by either an automated underwriting decision engine and/or a human underwriter to determine the appropriate credit decision and documentation requirements for the loan transaction. The automated


Banc of America Securities LLC                                                42
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


underwriting decision engine may be an engine developed by an outside company and updated by Bank of America risk management personnel to facilitate automated decisions on Bank of America loan transactions. Alternatively, it may be an external decision engine such as Fannie Mae's Desktop Underwriter(R) or Freddie Mac's Loan Prospector(R). If the loan is not automatically approved or declined by the automated underwriting decision engine, it is directed to an underwriter who evaluates the application against a set of specific criteria. The underwriter may be an employee of the lender or may be an individual performing underwriting on a contract basis through a third party firm such as a mortgage insurance company.

     Desktop Underwriter(R) is an automated underwriting system developed by Fannie Mae for conventional conforming loans. Desktop Underwriter(R) indicates the minimum income and asset verification, credit-related documentation and other requirements necessary to complete processing of the loan file. These requirements are based on the specific risk factors present in each loan file. Bank of America utilizes Fannie Mae's Custom Desktop Underwriter(R) which allows Bank of America's conditions and policies to display on a customized findings report specific to it.

     Loan Prospector(R) is an automated underwriting system developed by Freddie Mac for conventional conforming loans. Loan Prospector(R) indicates the minimum income and asset verification, credit-related documentation and other requirements necessary to complete processing of the loan file. These requirements are based on the specific risk factors present in each mortgage application.

     Either the automated underwriting decision engine or the underwriter evaluates the application information to the guidelines for the product type under which the applicant has applied. As part of the underwriting evaluation, the loan-to-value ratio is calculated. The "loan-to-value ratio" is the percentage equal to (i) the principal balance of the mortgage loan at origination divided by (ii) the lesser of (a) the appraised value of the related mortgaged property determined in an appraisal obtained at origination of the mortgage loan or an automated valuation model or tax assessed value (if permitted by the applicable product type) and (b) except for mortgage loans made for refinancing purposes, the sales price for the mortgaged property. In addition to evaluating the loan-to-value ratio, the automated underwriting decision engine or human underwriter will also evaluate the applicant's credit history and/or Credit Score and/or Custom Mortgage Score, the amount of the applicant's debts (including proposed housing payment and related expenses such as property taxes and hazard insurance) to his or her gross monthly income, the intended occupancy of the subject property, the property type, and the purpose of the loan transaction to determine whether the mortgage loan generally meets the guidelines established for the program under which the applicant is applying. If there are multiple applicants on a loan transaction, Bank of America generally utilizes the Credit Score and/or Custom Mortgage Score associated with the highest wage-earner on the transaction as the representative score(s) for the transaction. The automated underwriting decision engine and/or the underwriter may utilize compensating factors to offset one or more features of the loan transaction that may not specifically comply with the product guidelines. Therefore, the application of the underwriting guidelines for a product type by either an underwriter or an automated decision engine does not imply that each specific standard was satisfied individually. A loan is considered to be underwritten in accordance with a given set of guidelines if, based on an overall qualitative evaluation, the loan is in substantial compliance with such underwriting guidelines.

     As part of the underwriting evaluation, the applicant's "Debt-to-Income Ratio" is calculated as the amount of the monthly debt obligations (including the proposed new housing payment and related expenses such as property taxes and hazard insurance) to his or her gross monthly income. Bank of America's Debt-to-Income Ratio guidelines are based on the loan instrument, loan term, Credit Score, loan-to-value ratio, property type, and occupancy characteristics

Banc of America Securities LLC                                                43
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


of the subject loan transaction. Bank of America permits ratios to exceed guidelines when the applicant has documented compensating factors for exceeding ratio guidelines such as documented excess funds in reserves after closing, a history of making a similar sized monthly debt payment on a timely basis, substantial residual income after monthly obligations are met, evidence that ratios will be reduced shortly after closing when a financed property under contract for sale is sold, or additional income has been verified for one or more applicants that is ineligible for consideration as qualifying income.

     For certain mortgage loans, underwriting may be based on data obtained by third parties that are involved at various stages in the mortgage origination or acquisition process. This typically occurs under circumstances in which loans are subject to more than one approval process, as when correspondents, certain mortgage brokers or similar entities that have been approved by Bank of America to underwrite loans on its behalf, or independent contractors hired by these parties to perform underwriting services on Bank of America's behalf, make initial determinations as to the consistency of loans with established underwriting guidelines. The underwriting of mortgage loans acquired from another lender generally relies on the representations from the originating lender that the mortgage loans were underwritten in accordance with agreed upon underwriting standards that are materially similar to Bank of America's. Generally, Bank of America conducts a post-purchase review of a sampling of all mortgage loans acquired from another lender to determine whether agreed upon requirements were met. In order to be eligible to sell mortgage loans under a delegated underwriting arrangement, the lender must meet certain requirements including, among other things, certain quality, operational and financial guidelines.

     Certain of the mortgage loans may have been purchased by Bank of America in negotiated transactions, and these negotiated transactions may be governed by contractual agreements. The contractual agreements may provide the commitment by Bank of America to accept the delivery of a certain dollar amount of mortgage loans over a specific period of time; this commitment may allow for the delivery of mortgage loans one at a time or in multiples as aggregated by the seller. Many of the contractual agreements allow the delegation of all underwriting functions to the seller, who will represent that the mortgage loans have been originated in accordance with underwriting standards agreed to by Bank of America.

     Loans with Secondary Financing. First lien purchase money mortgage loans may have secondary financing to the borrower contemporaneously with the origination of the first lien mortgage loan. First lien refinance transactions may have existing secondary financing with the applicant that is resubordinated to the new first lien transaction or may have new secondary financing originated simultaneously with the first lien mortgage. The secondary financing may or may not be provided by Bank of America. The Total Loan-to-Value Ratio and Combined Loan-to-Value Ratio are evaluated on each loan with subordinate financing. The "Total Loan-to-Value Ratio" is the principal balance of the first lien mortgage loan at origination plus any secondary financing that was drawn upon at that time divided by the value of the mortgaged property. The "Combined Loan-to-Value Ratio" is the principal balance of the first lien mortgage loan at origination plus the total amount of available secondary financing (including any unused amount on a home equity line of credit) divided by the value of the mortgaged property. A mortgage loan with secondary financing is evaluated to determine if the Total Loan-to-Value Ratio and Combined Loan-to-Value Ratio meet the requirements for the program under which the application is submitted or if the application contains compensating factors to warrant an exception to the applicable guidelines. Some applicants request a first lien mortgage loan with a loan-to-value ratio of 80% with a simultaneously funded second lien transaction in order to avoid the cost of primary mortgage insurance associated with first lien mortgage loans with loan-to-value ratios exceeding 80%.

Banc of America Securities LLC                                                44
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


     Documentation. In assessing an applicant, Bank of America requires supporting documentation (or other verification) for all material data provided by the applicant, such as income and source of down payment, unless the applicant qualifies for one of the Accelerated Processing Programs discussed below.

     Under Bank of America's standard documentation process (the "Standard Documentation Process") the following verifications are required: a salaried applicant's income is verified by either having the applicant provide copies of the previous year's federal withholding form (IRS W-2) and a current payroll earnings statement or by sending a verification of employment form to the applicant's employer. A verification of employment form asks the employer to report the applicant's length of employment with the employer, the current salary and an indication as to whether it is expected that the applicant will continue to be employed in the future. A self-employed applicant is required to provide copies of tax returns for the prior two years. Bank of America verifies down payment funds by (i) obtaining bank or other financial statements covering the most recent 60-day period confirming the existence of these funds, (ii) determining electronically that these funds are on deposit with Bank of America,
(iii) obtaining documentation that these funds are to be obtained from a gift or sale of assets or (iv) asking the applicant's financial institution to complete a verification of deposit form detailing asset information. Asset verifications are not required on refinance transactions.

     If the applicant lacks a traditional credit history, then the loan approval may be conditioned upon the documentation of an acceptable alternative credit history consisting of at least three references showing timely payment of utilities, insurance premiums or rent, or other alternative credit references in the prior twelve months.

     In order to qualify for Bank of America's general underwriting standards, applicants must be willing to have the income and assets stated on their application verified. Applicants who have indicated that they do not wish to have their income and/or assets verified are directed to other Bank of America programs outlined in "--Alternative Underwriting Standards" below. While the applicants under Bank of America's general underwriting standards are willing to have income and asset information stated in the application verified, the level of verifications required (if any) are based on the applicant's credit profile, requested loan terms, and whether the applicant has an existing loan serviced by Bank of America that is being refinanced with the new loan transaction. Bank of America matches documentation requirements on mortgage loans to the overall risk parameters of the loan file under various "Accelerated Processing Programs" such as: (i) Rapid; (ii) PaperSaver(R) (also known as Threshold and/or Rapid Plus);
(iii) Stated Income,  Stated Asset;  (iv) All-Ready Home; (v) Mortgage  Rewards;
(vi) No Ratio; (vii) Stated Income or (viii) No Income No Asset.

     Under Bank of America's "Rapid" documentation program, if the applicant meets the Total Loan-to-Value Ration and Credit Score requirements, only the most recent year-to-date pay stub, W-2 or a verification of employment is required for income verification (if salaried). A signed IRS Form 4506-T (Request for Transcript of Tax Returns) and the last two Federal Income Tax Returns (Form 1040) with all schedules or, depending upon the program requirements, the first two pages of the most recent tax return of a self-employed applicant, is required for income verification. Documentation for asset verification is necessary only for those assets needed for down payment, closing costs and the reserve requirements on purchase transactions and may be required for certain refinance transactions.

     Under Bank of America's "PaperSaver(R)" documentation program, verification of the applicant's stated income and stated assets is not requested (with the exception of self-employed applicants who are required to sign the IRS form 4506-T (Request for Transcript of Tax Returns)) if the applicant meets the designated Credit Score, Custom Mortgage Score, Loan-to-Value Ratios and other

Banc of America Securities LLC                                                45
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


eligibility requirements. An applicant with a designated higher Credit Score and designated higher Custom Mortgage Score which together indicate a favorable credit history is eligible for PaperSaver(R) documentation. The PaperSaver(R) documentation program has certain limitations relating to occupancy, property type, purpose and principal balance.

     Under Bank of America's "Stated Income, Stated Asset" documentation program, income or asset verifications are not requested from applicants if they meet the Total Loan-to-Value Ratio, Credit Score and other eligibility requirements for the program. Although the Stated Income, Stated Asset program permits applicants to simply state their income and assets without verification, all applicants are required to sign an IRS form 4506 permitting income verification from tax return data if the file is selected as part of Bank of America's quality assurance audit.

     Bank of America may originate new mortgage loans under its "All-Ready Home" mortgage refinance program or its "Mortgage Rewards" refinance program. Under each of these programs, Bank of America will pay certain closing costs normally paid by the customer. Under these programs, a borrower whose current mortgage loan is serviced by Bank of America does not need to provide income or asset verification documentation if the current mortgage loan has had no 30 day or more delinquent payments in the previous twelve months (or since origination if less than 12 months). In addition, Bank of America typically requires a drive-by appraisal rather than an interior inspection appraisal. Because these programs involve the refinancing of mortgage loans that Bank of America originally underwrote, Bank of America will not apply any significant borrower credit or property underwriting standards (other than a minimum Credit Score). Mortgage Loans initially included in the Issuing Entity may have been the subject of a refinancing described above. To the extent a borrower becomes eligible for the All-Ready Home or Mortgage Rewards program after his or her Mortgage Loan has been included in the Issuing Entity, his or her Mortgage Loan could be more easily refinanced, resulting in a prepayment of the Mortgage Loan. See "Prepayment and Yield Considerations--Weighed Average Life of the Offered Certificates."

     For a description of the No Ratio, Stated Income and No Income No Asset programs, see "--Alternative Underwriting Standards" below.

     In addition, mortgage applications evaluated by Desktop Underwriter(R) or Loan Prospector(R) follow the Standard Documentation Process unless the applicant's credit profile indicates a more favorable credit history, in which case the mortgage loan may be originated with the applicant furnishing only a recent pay stub showing year-to-date earnings (if salaried) or the first two pages of the most recent tax return (if self-employed) for income verification and only the most recent bank statement for asset verification.

     Collateral Valuation. Bank of America conducts a valuation of the mortgaged property as collateral for each mortgage loan. This collateral valuation may be determined by (i) an interior inspection appraisal, (ii) a tax assessed value,
(iii) a desktop appraisal, (iv) a drive-by appraisal, (v) an automated valuation model, or (vi) reference to the collateral valuation obtained in connection with the origination of the previous loan if the loan is a refinance of a mortgage loan that was previously serviced by Bank of America. An interior inspection appraisal is an appraisal report based on an interior inspection of the subject property. A tax assessed value is a factor applied to the tax value recorded for the subject property that reflects the general relationship between the assessed value and the market value of the property. These factors are established for each county by a third party vendor. A tax assessed value also does not entail any physical inspection of the subject property. A desktop appraisal is a report completed by a certified/licensed appraiser utilizing a sales comparison analysis from a local multiple listing service without conducting a physical inspection of the property. A drive-by appraisal report is a limited, summary appraisal report based on an exterior inspection of the property and comparable sales by a certified/licensed appraiser. An automated valuation model is an

Banc of America Securities LLC                                                46
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


electronically generated valuation that utilizes real estate information such as property characteristics, market demographics, sales price data, and regional trends to calculate a value for a specific property. Bank of America utilizes the automated valuation models of several vendors. An automated valuation model does not entail any physical inspection of the subject property. In addition, no updated appraisal valuation may be performed if the loan is a refinance of a loan that was previously serviced by Bank of America and the valuation from the time of origination of the loan being refinanced reflects adequate value for the mortgaged property.

     In certain instances, the interior, desktop or drive-by appraisal reports may be conducted by an employee of Bank of America or an affiliate. The appraisal report, however, may be performed by an independent appraiser contracted by Bank of America or an affiliate of Bank of America on direct channel originations. Appraisal reports on indirect channel originations are generally performed by an appraiser selected by the originating lender but indirect channel appraisers cannot be performed by appraisers that have been deemed to be ineligible to perform appraisals by Bank of America.

     Appraisers may note on their appraisal any environmental hazard the appraiser becomes aware of while appraising the property. EPA Lead Paint requirements for notice and an inspection period are standard for properties built before 1978. Properties containing other hazards may be eligible for financing if the appraiser can value the property showing the impact of the hazard, and the borrower executes a "hold harmless" letter to the lender. Environmental hazards are not noted on collateral valuations where no physical inspection of the property takes place, such as on loans where the collateral valuation is conducted by an automated valuation model or tax assessed value. Appraisers only note environmental hazards on a desktop appraisal if they generally are known in the area.

     Certain states have "anti-deficiency" laws which, in general, require lenders providing credit on one to four family properties to look solely to the property for repayment in the event of foreclosure. See "Certain Legal Aspects of the Mortgage Loans--Anti-Deficiency Legislation, the Bankruptcy Code and Other Limitations on Lenders" in the prospectus. The underwriting guidelines in all states (including anti deficiency states) require that the value of the property being financed, as indicated by the collateral valuation, currently supports and is anticipated to support in the future the outstanding loan balance and provides sufficient value to mitigate the effects of adverse shifts in real estate values, although there can be no assurance that the value will support the outstanding loan balance in the future.

     Flood Determinations and Hazard Insurance. Each mortgage loan is evaluated to determine if the subject property is located in a federal flood zone. If the property is located in a flood zone, then flood insurance is required on the loan transaction with an amount of coverage that meets or exceeds federal law requirements. Generally, evidence of acceptable hazard insurance coverage on the subject property is a requirement for loan approval. This documentation, however, is not required if the mortgage loan is a refinance of an existing Bank of America serviced loan transaction and hazard insurance was documented for the previous loan transaction or the mortgage loan is originated under a program that does not require the review of evidence of hazard insurance.

     Mortgage Insurance and Title. Mortgage loans originated with loan-to-value ratios in excess of 80% may be covered by primary mortgage insurance. Except as noted below in connection with certain refinance transactions, mortgage loans

Banc of America Securities LLC                                                47
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


will generally be covered by an appropriate standard form American Land Title Association ("ALTA") title insurance policy, or a substantially similar policy or form of insurance acceptable to Fannie Mae or Freddie Mac, or if the related mortgaged property is located in a jurisdiction where these policies are generally not available, an opinion of counsel of the type customarily rendered in these jurisdiction in lieu of title insurance will be obtained instead. If required, the title insurance policy may include environmental protection lien endorsement coverage (ALTA Form 8.1 or its equivalent) excepting only Superliens which may arise after the loan is made. See "Certain Legal Aspects of the Mortgage Loans--Environmental Considerations" in the prospectus.

     Mortgage loans on refinance transactions generally do not contain title insurance policies. Title searches are often performed on these refinance transactions in lieu of obtaining a title insurance policy. A title search is a limited search of a specified parcel of land summarizing information concerning current owner(s) and all judgments, mortgages, and tax obligations filed.

     Borrowers Protection Plan(R). Bank of America's Borrowers Protection Plan(R) ("BPP") is a debt-cancellation contract between the borrower and Bank of America. This optional plan can cancel a borrower's monthly principal and interest payment for up to a total of twelve months if the borrower loses his or her job or becomes disabled. Additionally, the outstanding principal balance of a mortgage loan with BPP will be cancelled if the borrower dies as a result of an accident. While Bank of America will cancel payment of the principal, interest and BPP fees, the borrower will still be responsible for the payment of taxes and insurance. Bank of America will be obligated to pay to the Issuing Entity any amounts cancelled due to BPP on a Mortgage Loan.

     The following three protection options are available in a BPP contract: (i) disability, involuntary unemployment and accidental death; (ii) involuntary unemployment and accidental death or (iii) disability and accidental death.

     The benefit period ranges from six to twelve months. A borrower may elect single (i.e., one borrower who is named in the mortgage note) or joint coverage (i.e., any two of the borrowers named in the mortgage note).

     BPP is only available on certain first-lien fixed-rate and adjustable-rate mortgage loan products and programs. The term of protection is the lesser of the loan term and ten years. Upon expiration, BPP is discontinued and the monthly BPP fee is no longer assessed. If the borrower has an active BPP claim prior to the expiration date, however, loan protection can extend beyond the expiration date. BPP is optional and the borrower's choice regarding BPP is not considered when evaluating the loan request. The borrower must select the BPP plan prior to loan closing.

     Alternative Underwriting Standards

     In addition to the general underwriting standards described above under "--General Underwriting Standards," Bank of America provides for certain alternative underwriting programs for qualified borrowers, some of which enable the applicant to request reductions in the verification documentation required for the mortgage loan.

     Bank of America's "Stated Income Program" provides applicants the ability to request that income stated on the loan application not be verified. The Debt-to-Income Ratio calculation used by the underwriter to evaluate the applicant's capacity for the loan is based on income the applicant discloses on the application. Under the Stated Income Program, applicants who have steady employment and complex sources of income or rapidly expanding incomes may be

Banc of America Securities LLC                                                48
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


eligible. The Stated Income Program is designed to meet the needs of applicants with a traditional credit history who meet the minimum Credit Score requirement of the program. A verbal verification of employment confirming the applicant's date of employment, job status and title is required. While income information is not provided, the applicant must continue to provide documentation of assets used for down payment, closing costs, and reserves on purchase transactions.

     Bank of America's "No Ratio Loan Program" provides applicants with a minimum Credit Score and a sufficient asset base the ability to obtain mortgage loans with no income verification or Debt-to-Income Ratio calculation. Under this program, the applicant does not state his or her income at the time of loan application. The applicant must evidence a propensity and capacity to save and to maintain stable employment, defined as a minimum of two years in the same line of work. A verbal verification of employment information provided in the application, without reference to income, takes place under this program. While income information is not provided, the applicant must continue to provide documentation of his or her assets used for down payment, closing costs, and reserves on purchase transactions.

     Bank of America's "No Income No Asset Program" provides applicants with a minimum Credit Score and steady employment the ability to obtain mortgage loans with no income verification, Debt-to-Income Ratio calculation or asset verification. Under this program, the applicant does not state his or her income or assets at the time of loan application. The applicant must evidence stable employment, defined as a minimum of two years in the same line of work. A verbal verification of employment information provided in the application, without reference to income, takes place under this program.

     Bank of America's "100% LTV Program" provides applicants the ability to obtain a mortgage loan with no down payment. The 100% LTV Program is only available if the primary borrower has a minimum Credit Score. The 100% LTV Program also permits loan-to-value ratios of up to 103% (including closing costs and prepaid items in an amount up to 3% of the value of the mortgaged property). Under this program, Bank of America uses the Standard Documentation Process.

     Bank of America's "97% LTV Program" provides applicants with the opportunity to obtain low down payment mortgage loans. This program allows an applicant to obtain financing for a mortgage loan by requiring only a 3% cash down payment from the applicant's own funds. The 97% LTV Program is only available if the primary borrower has a minimum Credit Score. The 97% LTV Program is a fully amortizing 30-year fixed-rate mortgage that is available on owner-occupied principal residences only. This program is available on purchase and rate or term refinance transactions. Under this program, Bank of America uses the Standard Documentation Process.

     Bank of America's "Condominium Hotel Loan Program" provides applicants the ability to purchase a unit in a condominium hotel. The Condominium Hotel Loan Program offers a fully amortizing 15-year or 30-year fixed-rate mortgage loan that is available on a primary residence or second home. The Condominium Hotel Loan Program is only available if the primary borrower has a minimum Credit Score. Condominium Hotel Mortgage Loans are available on purchase and rate or term refinance transactions. Under this program, Bank of America uses the Standard Documentation Process.

     Bank of America's "Non-Resident Alien Loan Program" provides financing to non-resident aliens to purchase or refinance second home properties within the United States. Applicants without a United States credit history must document

Banc of America Securities LLC                                                49
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


an acceptable credit history within their primary country of origin. Under this program, Bank of America uses the Standard Documentation Process.

     Bank of America's "80/20 Program" provides applicants with an 80% Loan-to-Value Ratio first lien mortgage that is funded simultaneously with a 20% Loan-to-Value Ratio second lien mortgage so that the Total Loan-to-Value Ratio is 100%. By structuring loans in such a manner, the applicant is able to avoid the cost of primary mortgage insurance on the transaction. The 80/20 Program is only available if the primary borrower has a minimum Credit Score. Bank of America may originate both the first and second lien transactions under an 80/20 transaction or the second lien may be originated by another lender. Under this program, Bank of America uses the Standard Documentation Process.


              Bank of America's Servicing Experience and Procedures

     General

     Bank of America has been servicing consumer mortgage loans in excess of 25 years. The table below sets forth information about Bank of America's portfolio of first-lien, residential mortgage loans (excluding revolving home equity lines of credit) as of the dates indicated:

First Lien                            As of                 As of               As of                 As of
Mortgage Loans                   December 31, 2004     December 31, 2005   December 31, 2006      March 31, 2007
--------------
By Number                            2,258,581             2,227,378           2,524,364             2,315,106
By Aggregate Unpaid Principal
Balance (in billions)                  $273.1               $296.8               $344.0               $344.1

     Bank of America has been approved as a mortgagee and seller/servicer by the Department of Housing and Urban Development, the Veterans Administration, Ginnie Mae, Fannie Mae and Freddie Mac. In addition to servicing certain mortgages securitized by the Depositor and its affiliates, Bank of America also services loans that are held in its portfolio and whole loans that are sold to a variety of investors.

     Bank of America utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions that is widely used within the residential mortgage industry. This platform allows Bank of America to process mortgage servicing activities including but not limited to: (i) performing account maintenance; (ii) tracking consumer communications; (iii) facilitating communication between Bank of America's different internal business units, and between Bank of America and its third-party vendors; (iv) entering and updating transaction data; and (v) generating various reports.

     Bank of America has implemented and tested a business continuity plan. In case of a disruption, all functions of the disrupted facility are automatically transferred to a different undisrupted facility. The facility receiving the transfer of functionality will have access to all data and tools necessary to continue servicing all mortgage loans. Bank of America's business continuity plan is tested and updated annually.

     Bank of America's servicing policies and procedures have been generally consistent for the last three years in all material respects. The only

Banc of America Securities LLC                                                50
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


significant changes in Bank of America's policies and procedures have come in response to changes in federal or state law or investor requirements, such as updates issued by Fannie Mae or Freddie Mac.

     Bank of America may perform any of its obligations under the Bank of America Servicing Agreement through one or more third-party vendors, affiliates or subsidiaries. Bank of America may engage third-party vendors to provide technology or process efficiencies. Bank of America monitors its third-party vendors in compliance with the guidelines reviewed by the OCC. Bank of America has entered into contracts with third-party vendors for functions related to customer bankruptcy, certain foreclosure-related activities, hazard insurance, lockbox and document printing.

     Delinquencies, Losses, Bankruptcies and Recoveries

     Bank of America monitors mortgage loans for a variety of situations that present the risk of delinquency or loss to the Issuer. Those situations include, without limitation, situations where a mortgagor has sold or transferred the mortgaged property, where there has been damage to the mortgaged property, where the mortgagor is late in making payments for any number of reasons, and where the mortgagor has declared bankruptcy. The following is a description of Bank of America's policies and procedures to respond to each of these situations.

     Property Damage

     Bank of America has retained a vendor to address most of the work related to recovery of proceeds of hazard insurance. This vendor generally performs the following tasks: (i) insurance customer service, (ii) flood processing and tracking, (iii) renewal, (iv) lender-placed hazard insurance tracking and placement and (v) claims processing. The vendor tracks and reports its activities by directly accessing Bank of America's servicing system which reports Bank of America employees actively monitor.

     Collections and Loss Mitigation

     Account status is monitored and efforts are made to prevent a mortgage loan on which a payment is delinquent from going to foreclosure. Based on account payment history, prior contact with the borrower, property status, and various other factors, an appropriate course of action is employed to make direct mail or phone contact with the borrower(s). All of the preceding factors are considered when determining the appropriate timing for the contact efforts.

     Initial phone contact is pursued by Bank of America's collections department, which utilizes a predictive dialer and manual efforts to perform strategic call campaigns based on selected criteria including stage of delinquency and industry credit/behavioral risk scoring. Call attempts may begin within several days of the payment due date and continue throughout the delinquency in accordance with investor, mortgage insurance and government agency guidelines. The collection activities of Bank of America are consistent with fair debt collection practices, including, but not limited to placing calls to the mortgagor after 8:00 a.m. or before 9:00 p.m. local time at the customer's location. Each caller in the collection department attempts to: (i) obtain the reason for default; (ii) obtain information related to the mortgagor's current financial situation; (iii) verify occupancy; (iv) refer the mortgagor to counseling agencies if appropriate; and (v) determine the best possible loss mitigation option. Systemic stops may be used to prevent accounts from being subject to notices, letters, calls and inspections in certain situations. Some examples of situations subject to a stop of collection activity

Banc of America Securities LLC                                                51
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


may include the initial period following the transfer of servicing to Bank of America, certain bankruptcy accounts, and customers who are the victim of fraud or identity theft.

     Bank of America grants a grace period of fifteen days after the due date in which a borrower can make a monthly payment without incurring a penalty or late charge. In addition, a mortgage loan is not considered delinquent unless a full monthly payment has not been received by the close of business on the last day of the month of the due date. For example, a mortgage loan with a due date of May 1 is considered delinquent if a full monthly payment is not received by May 31.

     Late charges are generally assessed after the due date at the expiration of a grace period, if applicable. There may be situations, based on the customer or account circumstances, where a late fee could be waived. Also certain systemic stops may prevent the assessment of late fees, such as during the initial period following the transfer of servicing to Bank of America.

     Direct mail contact efforts occur during the various stages of delinquency. Generally a courtesy notice is sent to customers after the due date and expiration of any grace period. General default communications may continue with a late fee notice, account billing statements, breach letters, loss mitigation solicitations, occupancy and property status inquiries, and foreclosure notices, if appropriate. More specifically, customer contact is generally made as follows: (i) during the first 30 days of delinquency, Bank of America generally assesses a late fee, sends a late notice and generally calls the customer during the last week of the 30-day period, (ii) during the next 30 days of delinquency, Bank of America again calls the customer, sends a loss mitigation letter (setting forth appropriate options to bring the loan current) within the first 15 days of this period and then, in the third week of this period, sends a formal notice, known as a "breach letter," that is legally required prior to commencing formal foreclosure proceedings, (iii) during the next 15 days of delinquency, Bank of America calls the customer, sends another loss mitigation letter and performs an inspection of the property, and (iv) during the next 15 days of delinquency, Bank of America sends a final loss mitigation solicitation letter before referring the matter to its foreclosure vendor.

     In recognition of the fact that mortgage loans that are delinquent are at higher risk for abandonment by the borrower, and may also face issues related to maintenance, Bank of America has developed guidelines for inspecting properties for which a monthly payment is delinquent. Depending on various factors, such as the ability to contact the customer, the delinquency status of the account, and the property occupancy status, Bank of America will hire a vendor to inspect the related property to determine its condition. If the inspection results indicate a need for property safeguarding measures, such as securing or winterizing, Bank of America will ensure the appropriate safeguards are implemented in accordance with industry, legal and investor standards.

     Bank of America has a dedicated loss mitigation unit that receives case referrals from its collection, foreclosure, and bankruptcy departments as well as from the loss mitigation unit's own contact efforts. Delinquent mortgage loans are reviewed for investor eligible loss mitigation options, which can include a promise to pay, repayment plan, forbearance, moratorium, modification, short sale, special forbearance, deed-in-lieu of foreclosure, borrower assistance, partial claim, assumption, sale of property, demand arrears, or foreclosure. Bank of America will opt for any one or more of these mitigation options depending on various factors, but will pursue more extensive loss mitigation solutions when a suitable arrangement for repayment or promise to pay is not feasible because of the borrowers financial situation or unwillingness to remain in the property. Payment activities on delinquent mortgage loans are monitored to ensure the appropriate application of partial payments where specific arrangements have been agreed to allow partial payments and to ensure


Banc of America Securities LLC                                                52
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]                      Banc of America Funding 2007-7 Trust
                              Mortgage Pass-Through Certificates, Series 2007-7
--------------------------------------------------------------------------------

                          Preliminary Summary of Terms


an appropriate response to situations in which a customer has paid with a check that is returned for insufficient funds. Payment plans are monitored according to the plan due dates.

     During the default process, if Bank of America becomes aware that the borrower cannot continue to make regular scheduled payments and escrow contributions, the loan will be deemed uncollectible. This may occur due to the borrower's inability to bear the payment plan or failure to adhere to the payment plan. Losses may be experienced on a mortgage loan during the real estate owned process if the value of the property at time of liquidation is less than the sum of the unpaid principal balance and all outstanding advances (including, but not limited to, the outstanding unpaid principal balance of the mortgage loan, interest advances, escrow advances, uncollected Servicing Fees, property maintenance fees, attorney fees, and other necessary fees).

     Bankruptcy

     When a mortgagor files for bankruptcy, Bank of America's options for recovery are more limited. Bank of America monitors bankruptcy proceedings and develops appropriate responses based on a variety of factors, including: (i) the chapter of the Bankruptcy Code under which the mortgagor filed; (ii) federal, state and local regulations; (iii) determination-of-claim requirements; (iv) motion requirements; and (v) specific orders issued through the applicable court. Bank of America utilizes a vendor to receive automated notices on all new bankruptcy filings. The vendor is either a law firm or retains a law firm from a pre-approved list of law firms. After validation of the bankruptcy, the loan is automatically added to the mortgage servicing system's bankruptcy workstation and the loan is flagged or coded to prevent collection calls and notices. Bank of America's bankruptcy staff is responsible for the daily monitoring of the bankruptcy cases, including all customer inquiries, debtor and trustee payment application, escrow analysis, strict compliance orders, reaffirmation agreements and compliance with all investor and agency servicing and reporting requirements.

     The vendor is responsible for filing all proof of claims, reviewing plans, making objections and filing motions for relief. Bank of America aggressively monitors the performance of the vendor daily, weekly and monthly via control reports to ensure that investor/agency requirements are met and that service levels are maintained.

     Foreclosure

     Bank of America delegates to a vendor initial responsibility for activities related to foreclosure. Once Bank of America's collections department approves a foreclosure, it places a stop on the mortgage loan and refers the matter to the foreclosure vendor. The foreclosure vendor performs the following services: (a) conducting pre-foreclosure monitoring; (b) retaining and managing counsel to pursue the foreclosure; (c) conducting property inspections and taking appropriate actions to preserve the value of the mortgaged property; (d) obtaining broker price opinions; and (e) if applicable, filing damaged property claims with insurance carriers on foreclosure mortgage loans. Bank of America obtains an inspection of the property for loans that are delinquent sixty days or more.

     Bank of America manages the foreclosure vendor by reviewing monthly automated performance reports that measure the timeliness and efficiency of the foreclosure vendor's processing of loans in the foreclosure process.




Banc of America Securities LLC                                                53
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC (the "Underwriter") and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------